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                                                                 Exhibit 10.60.4


                                                                  EXECUTION COPY




                      DEBT SERVICE RESERVE LETTER OF CREDIT
                           AND REIMBURSEMENT AGREEMENT


                                      among


                          EDISON MISSION HOLDINGS CO.,
                                   as Borrower


                                       and


                      WESTDEUTSCHE LANDESBANK GIROZENTRALE,
                                 NEW YORK BRANCH
                          as Issuing Bank and as Agent

                                       and

                             THE BANKS NAMED HEREIN


                           dated as of March 30, 2001





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                                TABLE OF CONTENTS

                                                                            PAGE



ARTICLE I DEFINITIONS; CONSTRUCTION..........................................1
      Section 1.1    Definitions.............................................1
      Section 1.2    Construction............................................5

ARTICLE II DEBT SERVICE RESERVE LETTER OF CREDIT.............................6
      Section 2.1    Commitments.............................................6
      Section 2.2    Amount and Term of Debt Service Reserve
                     Letter of Credit........................................6
      Section 2.3    Participations in Debt Service Reserve
                     Letter of Credit........................................7
      Section 2.4    Drawing and Reimbursement...............................7
      Section 2.5    Fees....................................................8
      Section 2.6    Interest................................................8
      Section 2.7    Repayment...............................................9
      Section 2.8    Prepayments.............................................9
      Section 2.9    Security...............................................10
      Section 2.10   Payments...............................................10
      Section 2.11   Computation of Interest and Fees.......................10
      Section 2.12   Payments on Non-Business Days..........................10
      Section 2.13   Sharing of Payments, Etc...............................11
      Section 2.14   Evidence of Debt.......................................11
      Section 2.15   Increased Debt Service Reserve Letter of
                     Credit Costs...........................................11
      Section 2.16   Capital Adequacy.......................................12
      Section 2.17   Taxes..................................................12
      Section 2.18   Change of Law..........................................14
      Section 2.19   Non-Availability.......................................14
      Section 2.20   Assignments by Banks...................................15
      Section 2.21   Reduction in Commitments/DSR Loans.....................16
      Section 2.22   Right of Set-off.......................................16
      Section 2.23   Minimum Amounts........................................16

ARTICLE III CONDITIONS PRECEDENT............................................16
      Section 3.1    Conditions Precedent to Issuance of Debt
                     Service Reserve Letter of Credit.......................16

ARTICLE IV REPRESENTATIONS AND WARRANTIES...................................17

ARTICLE V COVENANTS.........................................................18

ARTICLE VI DEFAULTS AND REMEDIES............................................18
      Section 6.1    Events of Default......................................18


                                        i
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      Section 6.2    Remedies...............................................19

ARTICLE VII CHARACTER OF OBLIGATIONS........................................20
      Section 7.1    Obligations Absolute...................................20
      Section 7.2    Limited Liability of Agent and Banks...................21

ARTICLE VIII THE AGENT......................................................21
      Section 8.1    Authorization and Action...............................21
      Section 8.2    Agent's Reliance, Etc..................................22
      Section 8.3    Issuing Bank and Affiliates............................22
      Section 8.4    Bank Credit Decision...................................22
      Section 8.5    Indemnification........................................22
      Section 8.6    Successor Agent........................................23
      Section 8.7    Collateral.............................................23

ARTICLE IX MISCELLANEOUS....................................................24
      Section 9.1    Amendments, Etc........................................24
      Section 9.2    Notices, Etc...........................................24
      Section 9.3    No Waiver; Remedies....................................24
      Section 9.4    Costs and Expenses.....................................25
      Section 9.5    Application of Moneys..................................25
      Section 9.6    Severability...........................................25
      Section 9.7    Limitation of Liability................................25
      Section 9.8    Binding Effect.........................................26
      Section 9.9    Assignments and Participations.........................26
      Section 9.10   Indemnification........................................27
      Section 9.11   Further Assurances.....................................28
      Section 9.12   Governing Law..........................................28
      Section 9.13   Consent to Jurisdiction and Venue......................28
      Section 9.14   Headings...............................................29
      Section 9.15   Execution in Counterparts..............................29
      Section 9.16   Waiver of Jury Trial...................................29

      Exhibit A      Form of Debt Service Reserve Letter of Credit
      Exhibit B      Debt Service Reserve Letter of Credit Promissory Note
      Exhibit C      Form of Commitment Transfer Supplement
      Schedule I     Filings with the Securities and Exchange Commission

                      DEBT SERVICE RESERVE LETTER OF CREDIT
                           AND REIMBURSEMENT AGREEMENT



            This Debt Service Reserve Letter of Credit and Reimbursement Agreement (this "AGREEMENT"), dated as of March 30, 2001, is entered into by and among (1) EDISON MISSION HOLDINGS CO., a California corporation (the "BORROWER"), (2) WESTDEUTSCHE LANDESBANK GIROZENTRALE, NEW YORK BRANCH, as the issuer of the Debt Service Reserve Letter of Credit referred to herein, (in such capacity, the "ISSUING BANK") and as a Bank (as defined below), (3) CREDIT SUISSE FIRST BOSTON, NEW YORK BRANCH, as a Bank (as defined below), (4) each bank or other entity that is, or becomes pursuant to SECTION 9.9, a party hereto (collectively, the "BANKS") and (5) WESTDEUTSCHE LANDESBANK GIROZENTRALE, NEW YORK BRANCH, as agent (in such capacity, together with its successors in such capacity, the "AGENT") for the Banks.

                                    RECITALS

            A. Pursuant to an Indenture, dated as of May 27, 1999 (the "INDENTURE"), between the Borrower and the United States Trust Company of New York, as trustee (in such capacity, together with its successors in such capacity, the "TRUSTEE"), the Borrower issued two series of senior secured bonds and two series of exchange bonds in respect thereof (collectively, the "BONDS").

            B. The Borrower has requested that the Issuing Bank issue and the Banks participate in, and the Issuing Bank is willing to issue and the Banks are willing to participate in, the Debt Service Reserve Letter of Credit (as defined below) upon the terms and conditions hereinafter set forth.

                                    AGREEMENT

            NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, hereby agree as follows:

                                   ARTICLE I

                            DEFINITIONS; CONSTRUCTION

            Section 1.1 DEFINITIONS. (a) Terms defined in the Indenture (in the form of such terms as they exist on the date of this Agreement and as they may hereafter be amended from time to time, but only to the extent that the incorporation of any such amendments into this Agreement has been consented to by the Required Banks in writing) have, unless the same are defined herein or the context otherwise requires, the same meaning when used herein (with appropriate substitutions).

            (b) The following terms are used in this Agreement with the following respective meanings:

            "ADJUSTED BASE RATE" means the higher of (i) the Federal Funds Rate plus .50% and (ii) the Prime Rate.

            "ADJUSTED BASE RATE LOAN" means a DSR Loan bearing interest at the Adjusted Base Rate.

            "APPLICABLE LAW" shall mean, with respect to any Person, property or matter, any of the following applicable thereto: any statute, law, regulation, ordinance, rule, judgment, rule of common law, order, decree, arbitral decision, governmental approval, approval, concession, grant, franchise, license, agreement or other governmental restriction, or any voluntary restraint, policy or guideline with which such Person has formally agreed to comply, whether in effect as of the date of this Agreement or thereafter and in each case as amended.

            "BONDS" has the meaning set forth in RECITAL A.

            "BUSINESS DAY" means a day (other than a Saturday or Sunday) on which banks are open for business in New York, New York, and, in matters relating to the determination of a LIBOR Rate or Interest Period, a day on which the London interbank market deals in U.S. Dollar deposits.

            "CLOSING DATE" means the date on which the conditions precedent set forth in SECTION 3.1 have been fulfilled and the Debt Service Reserve Letter of Credit is issued.

            "COLLATERAL" has the meaning set forth in the Indenture.

            "COLLATERAL AGENT" means the United States Trust Company of New York, as collateral agent under the Security Deposit Agreement, or any successor thereto pursuant to the terms thereof.

            "COMMITMENT" has the meaning set forth in SECTION 2.1.

            "COMMITMENT TRANSFER SUPPLEMENT" means a Commitment Transfer Supplement entered into by a Bank and another Person substantially in the form of EXHIBIT C.

            "CREDIT AGREEMENT" has the meaning set forth in the Indenture.

            "DEBT SERVICE RESERVE LETTER OF CREDIT" means a letter of credit substantially in the form of EXHIBIT A, issued or to be issued by the Issuing Bank, or any letter of credit issued by the Issuing Bank in replacement thereof.

            "DEFAULT" means an event that with the giving of any required notice and/or the lapse of any required time would constitute an Event of Default.

            "DRAWING" means a drawing under the Debt Service Reserve Letter of Credit.

            "DSR LOAN" has the meaning set forth in SECTION 2.4.

            "DSR NOTE" has the meaning set forth in SECTION 2.14(a).

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            "EVENT OF DEFAULT" has the meaning set forth in SECTION 6.1.

            "EXCLUDED TAXES" has the meaning set forth in SECTION 2.17(a).

            "EXPIRATION DATE" means the earliest to occur of (a) three hundred sixty-four (364) days from the Closing Date and (b) the date on which the Debt Service Reserve Letter of Credit is terminated in accordance with the provisions hereof.

            "FEDERAL FUNDS RATE" means, for any period, a fluctuating interest rate PER ANNUM equal for each day during such period to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day on such transactions received by the Agent from three federal funds brokers of recognized standing selected by it.

            "FINANCING DOCUMENTS" has the meaning given such term in the Security Deposit Agreement.

            "GOVERNMENTAL AUTHORITY" means any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

            "INDEMNIFIED PARTY" has the meaning set forth in SECTION 9.10.

            "INDENTURE" has the meaning set forth in RECITAL A.

            "INTERCREDITOR AGREEMENT" has the meaning set forth in the Indenture.

            "INTEREST PAYMENT DATE" means, with respect to (i) any Adjusted Base Rate Loan, the first Business Day of each April and October, and (ii) any LIBOR Rate Loan, the last day of each Interest Payment with respect thereto, in each case, commencing on the first such date after the applicable Drawing giving rise to such DSR Loan, and any date on which interest on such DSR Loan becomes due and payable upon the prepayment thereof, the final maturity date thereof, the declaration of acceleration with respect thereto, or otherwise.

            "INTEREST PERIOD" means, with respect to any LIBOR Rate Loan, an interest period of one (1), two (2), three (3) or six (6) months (or, such other period as may be mutually agreed to among the Borrower and the Banks); PROVIDED, HOWEVER, that such Interest Period shall, in all events, end no later than the next Principal Payment Date to occur.

            "LETTER OF CREDIT DOCUMENTS" means this Agreement, the DSR Notes and the Debt Service Reserve Letter of Credit.

            "LIBOR RATE" means, for any DSR Loan bearing interest at the LIBOR Rate, a rate PER ANNUM equal to the offered rate for deposits in United States dollars (in the approximate amount and having approximately the same maturity as the LIBOR Rate Loan to be made) which appears on the Telerate LIBOR screen as of 11:00 a.m. (London time), two (2) Business Days prior to the first day of the Interest Period for such LIBOR Rate Loan, and in case of variations in rates, the arithmetic average thereof rounded upwards, if necessary, to the nearest 1/100 of 1%, calculated by the Agent.

            "LIBOR RATE LOAN" means a DSR Loan bearing interest at the LIBOR
Rate.

            "MONTHLY TRANSFER DATE" has the meaning given such term in the Security Deposit Agreement.

            "OBLIGATIONS" means all of the obligations of the Borrower to the Banks and the Agent under this Agreement and the DSR Notes, whether for principal (including reimbursement of amounts drawn under the Debt Service Reserve Letter of Credit), interest, fees, expenses, indemnification or otherwise.
            "OUTSTANDING AMOUNT" means an amount not in excess of $35,350,600 at any time as the same may be reduced, increased or reinstated from time to time in accordance with the terms and provisions hereof and of the Debt Service Reserve Letter of Credit.

            "PARTICIPANT" has the meaning set forth in SECTION 9.9(B).

            "PRIME RATE" means the variable rate of interest PER ANNUM officially announced or published by the Agent from time to time as its "prime rate," such rate being set by the Agent as a general reference rate of interest, taking into account such factors as the Agent may deem appropriate, it being understood that many of the Agent's commercial or other loans are priced in relation to such rate, that it is not necessarily the lowest or best rate actually charged to any customer and that the Agent may make various commercial or other loans at rates of interest having no relationship to such rate. For purposes of this Agreement, each change in the Prime Rate shall be effective as of the opening of business on the date announced as the effective date of the change in such "prime rate."

            "PRINCIPAL PAYMENT DATE" means, with respect to any DSR Loan, the first Business Day of each April and October, commencing on the first such date after the applicable Drawing giving rise to such DSR Loan, and any date on which all or a portion of the principal of any DSR Loan becomes due and payable upon the prepayment thereof, the final maturity date thereof, the declaration of acceleration with respect thereto, or otherwise.

            "PURCHASING BANK" has the meaning set forth in SECTION 9.9(A).

            "REGULATORY CHANGE" means, subsequent to the date of this Agreement, any adoption or change in United States Federal, state or municipal or foreign law or regulations (including without limitation Regulation D) or the adoption or change or making of any application, interpretation, directive, request or guideline of or under any United States federal, state or municipal or foreign law or regulations by any court, central bank or Governmental Authority.

            "REQUIRED BANKS" means, at any time, Banks (one of which shall be the Agent) owed at least 66 2/3% of the sum of the Obligations then outstanding and/or the Commitments;

PROVIDED, HOWEVER, that, if and so long as there are only two Banks, then "Required Banks" shall mean both of such Banks.

            "RESERVE REQUIREMENT" means, for DSR Loans bearing interest at the LIBOR Rate, the rate (expressed as a percentage) at which reserves (including any marginal, supplemental or emergency reserves) are required to be maintained during the Interest Period therefor under Regulation D by member banks of the Federal Reserve System in New York City with deposits exceeding one billion U.S. dollars against "Eurocurrency liabilities" (as such term is used in Regulation
D).

            "SECURED PARTIES" has the meaning set forth in the Intercreditor Agreement.

            "SECURITY DEPOSIT AGREEMENT" means the Security Deposit Agreement, dated as of March 18, 1999, among the Borrower, the other Loan Parties as defined and named therein and the Collateral Agent, as amended by Amendment No. 1, dated as of May 27, 1999, among the Borrower, such other Loan Parties and the Collateral Agent.

            "SECURITY DOCUMENTS" has the meaning set forth in the Security Deposit Agreement.

            "TAXES" has the meaning set forth in SECTION 2.17(A).

            "TERMINATION NOTICE" has the meaning set forth in SECTION 2.2(D).

            "TRUSTEE" has the meaning set forth in RECITAL A.

            Section 1.2 CONSTRUCTION. In this Agreement, unless expressly specified to the contrary: the singular includes the plural and the plural the singular; words importing any gender include the other gender; references to statutes are to be construed as including all statutory provisions consolidating, amending or replacing the statute referred to; references to "writing" include printing, typing, lithography and other means of reproducing words in a tangible, visible form; the words "including," "includes" and "include" shall be deemed to be followed by the words "without limitation"; references to articles, sections (or subdivisions of sections), recitals, appendices, exhibits, annexes or schedules are to those of this Agreement; references to agreements and other instruments shall be deemed to include all amendments and other modifications to such agreements and instruments, but only to the extent such amendments and other modifications are not prohibited by the terms of this Agreement; references to Persons include their respective permitted successors and assigns and, in the case of Governmental Authorities, Persons succeeding to their respective functions and capacities; and all accounting terms used in this Agreement shall be interpreted, all accounting determinations under this Agreement shall be made and all financial statements required to be delivered under this Agreement shall be prepared in accordance with generally accepted accounting principles as in effect from time to time.

                                   ARTICLE II

                      DEBT SERVICE RESERVE LETTER OF CREDIT

            Section 2.1 COMMITMENTS. Each Bank irrevocably agrees severally, on the terms and conditions contained in this Agreement, to participate in the Debt Service Reserve Letter of Credit in an aggregate amount not to exceed at any time outstanding the amount set forth opposite such Bank's name on the signature pages hereof or, if such Bank has entered into one or more Commitment Transfer Supplements, set forth for such Bank in the register maintained by the Agent (such agreement by such Bank, as the same may be reduced from time to time pursuant to the terms of this Agreement, herein called such Bank's "COMMITMENT").

            Section 2.2 AMOUNT AND TERM OF DEBT SERVICE RESERVE LETTER OF CREDIT. (a) Subject to the terms and conditions contained in this Agreement, the Issuing Bank irrevocably agrees to issue the Debt Service Reserve Letter of Credit on the Closing Date for the account of the Borrower in favor of the Collateral Agent, for the benefit of the holders of the Bonds, in the face amount of $35,350,600, subject to reduction, increase and reinstatement as provided hereinafter and in the Debt Service Reserve Letter of Credit. The Debt Service Reserve Letter of Credit shall expire and all obligations of the Issuing Bank and any Bank in respect thereof shall terminate on the Expiration Date.

            (b) If the Bond Debt Service Reserve Requirement shall reduce or increase in accordance with the Indenture and the Security Deposit Agreement, the Outstanding Amount of the Debt Service Reserve Letter of Credit shall be reduced or increased, as the case may be, by an amount equal to the amount of such reduction or increase in the Bond Debt Service Reserve Requirement; PROVIDED, HOWEVER, that in no event shall the Outstanding Amount exceed $35,350,600 at any time. Subject to SECTION -------- 2.2(D) and ARTICLE VI, the Outstanding Amount of the ------ ----------- Debt Service Reserve Letter of Credit, as so reduced or increased, shall be reduced to the extent that Drawings are made and shall be reinstated to the extent that DSR Loans are repaid, PROVIDED that any such reinstatement shall not cause the Outstanding Amount (when added to the balance in the Bond Debt Service Reserve Account) to exceed the Bond Debt Service Reserve Requirement.

            (c) The Borrower shall deliver, or cause to be delivered, (i) to each of the Agent and the Collateral Agent prompt notice of the occurrence of any event resulting in an adjustment to the Bond Debt Service Reserve Requirement and (ii) to each of the Agent and the Collateral Agent the calculation of the Outstanding Amount resulting from the adjustment referred to in clause (i), together with all information reasonably necessary to make such calculation. The Issuing Bank shall deliver to the Collateral Agent a notice in the form of ANNEX 5 to the Debt Service Reserve Letter of Credit to effect a change in the Outstanding Amount of the Debt Service Reserve Letter of Credit.

            (d) The Issuing Bank shall have the right, upon the occurrence and during the continuation of an Event of Default, to deliver a notice in the form of ANNEX 2 to

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the Debt Service Reserve Letter of Credit (a "TERMINATION NOTICE"), whereupon the Expiration Date shall occur. The Outstanding Amount shall not be reinstated upon repayment of any DSR Loans after the delivery by the Issuing Bank of a Termination Notice.

            (e) The Agent shall, solely for informational purposes, deliver to the Borrower a copy of any termination notice given to the beneficiary under the Debt Service Reserve Letter of Credit, PROVIDED, HOWEVER, that the Banks' ability to terminate the Debt Service Reserve Letter of Credit shall not be contingent upon the Agent's delivery to the Borrower of such notice and that neither the Agent nor the Banks shall incur any liability whatsoever as a result of the Agent's failure to deliver such notice to the Borrower.

            Section 2.3 PARTICIPATIONS IN DEBT SERVICE RESERVE LETTER OF CREDIT. Immediately upon the issuance of the Debt Service Reserve Letter of Credit, the Issuing Bank shall be deemed to have sold and transferred to each Bank, and each Bank shall be deemed to have purchased and received from the Issuing Bank, in each case irrevocably and without any further action by any party, an undivided interest and participation in the Debt Service Reserve Letter of Credit, each Drawing and the other Obligations in respect thereof in an amount equal to the product of (a) a fraction the numerator of which is the amount of the Commitment of such Bank and the denominator of which is the aggregate amount of all of the Commitments (the "RATABLE SHARE") and (b) the maximum amount available to be drawn under the Debt Service Reserve Letter of Credit plus the amount of all outstanding DSR Loans. The Agent shall promptly advise each Bank of any change in the Outstanding Amount or the Expiration Date in respect of the Debt Service Reserve Letter of Credit, the cancellation or other termination of the Debt Service Reserve Letter of Credit and any Drawing, PROVIDED, HOWEVER, that failure to provide such notice shall not limit or impair the rights of the Agent hereunder or under the Financing Documents.

            Section 2.4 DRAWING AND REIMBURSEMENT. The payment by the Issuing Bank of a Drawing shall constitute the making by the Issuing Bank of a loan in the amount of such payment. In the event that a Drawing is not repaid by the Borrower by 12:00 noon, New York City time, on the day of such Drawing, the Agent shall promptly notify each other Bank. Each such Bank shall deliver to the Agent for the Issuing Bank's account, on the day of such notification and in immediately available funds, an amount equal to such Bank's Ratable Share of the payment made by the Issuing Bank and not reimbursed or paid by the Borrower pursuant to this SECTION 2.4. In the event that any Bank fails to make available to the Agent for the account of the Issuing Bank the amount of such loan, the Issuing Bank shall be entitled to recover such amount on demand from such Bank together with interest thereon at (i) for the first three (3) days of nonpayment, the Federal Funds Rate and (ii) thereafter, the Federal Funds Rate plus 2.50%. Each payment by a Bank pursuant to this SECTION 2.4 shall constitute a "DSR Loan" under this Agreement.

            Section 2.5 FEES. The Borrower shall pay the following fees to the Agent for the respective accounts of the Persons specified below:

            (a) if there is more than one (1) Bank, for the account of the Agent, an annual administration fee of $50,000, payable on the Monthly Transfer Date next succeeding the first date on which there is more than one Bank;

            (b) to the Agent for the respective accounts of the Banks, (i) a structuring fee equal to .75% of the aggregate Commitments and (ii) a letter of credit fee equal to .50% of the aggregate Commitments, in each case, payable on the Closing Date; and

            (c) for the account of the Issuing Bank, such additional administrative fees and charges (including cable charges) as are generally associated with letters of credit, in accordance with the Issuing Bank's standard internal charge guidelines, payable on the next Monthly Transfer Date.

            Section 2.6 INTEREST. (a) The Borrower shall pay interest on the unpaid principal amount of each DSR Loan resulting from a Drawing on each applicable Interest Payment Date, from the date of such DSR Loan until such principal amount has been repaid in full. Such interest shall be paid at a rate PER ANNUM equal to (i) so long as no Event of Default has occurred and is continuing, either (x) with respect to Adjusted Base Rate Loans, the sum of the Adjusted Base Rate in effect from time to time plus 1.50% PER ANNUM or (y) with respect to LIBOR Rate Loans, the sum of the LIBOR Rate in effect from time to time plus 2.50% PER ANNUM, and (ii) so long as an Event of Default has occurred and is continuing, the Adjusted Base Rate plus 4.00% PER ANNUM.

            (b) Each Drawing and each DSR Loan made pursuant to SECTION 2.4 shall initially bear interest based on the Adjusted Base Rate as in effect from time to time plus 1.50% PER ANNUM; PROVIDED, HOWEVER, that prior to the making of any DSR Loan, the Borrower may give the Agent written notice of the Borrower's election that such DSR Loan shall bear interest based on the LIBOR Rate. Such notice shall be irrevocable and shall be effective only if received by the Agent not later than 12:00 noon, (New York City time) three (3) Business Days prior to the occurrence of the Drawing giving rise to such DSR Loan. The Agent shall promptly notify the Banks of the contents of each such notice. Subject to SECTIONS 2.6(D), 2.19 and 2.23, such DSR Loan shall then bear interest based on the LIBOR Rate from the date of such DSR Loan.

            (c) Subject to SECTIONS 2.6(D), 2.19 and 2.23, unless an Event of Default shall have occurred, the Borrower may at any time, upon three Business Days' irrevocable written notice to the Agent, (x) convert (i) any Adjusted Base Rate Loan to a LIBOR Rate Loan or (ii) any LIBOR Rate Loan to an Adjusted Base Rate Loan, PROVIDED that a LIBOR Rate Loan may be converted only on the last day of the applicable Interest Period or (y) continue any LIBOR Rate Loan as a LIBOR Rate Loan with the same or a different Interest Period on the last day of the applicable Interest Period. The Agent shall promptly notify the Banks of the contents of each such notice. In the event the Borrower fails to select the applicable interest rate, within the time period and otherwise as provided in this SECTION 2.6(C), such DSR Loan (if outstanding as a LIBOR Rate Loan) will be automatically converted into an Adjusted Base Rate Loan on the last day of the then current Interest Period for such DSR Loan or (if outstanding as an Adjusted Base Rate Loan) will remain as, or (if not then outstanding) will be made as, an Adjusted Base Rate Loan.

            (d) The Borrower shall pay to the Agent for the account of each Bank, upon the request of such Bank through the Agent, such amount or amounts as shall be sufficient (in the reasonable opinion of such Bank) to compensate it for any loss, cost or expense which such Bank determines is attributable to any failure for any reason (i) of any LIBOR Rate Loan, pursuant to a notice given under SECTION 2.6(B), to occur or (ii) of the Borrower to convert an Adjusted Base Rate Loan from such Bank to a LIBOR Rate Loan, or to continue a LIBOR Rate Loan, as and when specified in the relevant notice given pursuant to SECTION 2.6(B) or 2.6(C).

            Section 2.7 REPAYMENT. (a) The Borrower shall repay the principal amount of the DSR Loans in full on the Expiration Date.

            (b) Subject to SECTION 2.7(C), the Issuing Bank shall reduce the Outstanding Amount by the outstanding principal amount of each DSR Loan.

            (c) Subject to SECTIONS 2.2 and 6.1, the Issuing Bank shall, upon receipt of written notice from the Borrower, reinstate the Outstanding Amount to the extent of any repayment or prepayment of the principal amount of any DSR Loan.

            Section 2.8 PREPAYMENTS. (a) The Borrower may, at any time and from time to time on any Business Day, irrevocably notify the Agent in writing that the Borrower intends to prepay all or any portion (and so stating the aggregate principal amount to be prepaid) of the DSR Loans then outstanding on a day which is at least three (3) Business Days after the date of such notice. If the Borrower delivers any such notice, the Borrower shall, not later than 12:00 noon, New York City time, on the prepayment date set forth in such notice, prepay without premium or penalty the outstanding principal amount of the DSR Loans so indicated in such notice, together with accrued interest to the date of such prepayment on the principal amount so prepaid.

            (b) The Borrower agrees to indemnify each Bank and hold each Bank harmless from any direct loss (but excluding any indirect, consequential or incidental loss or damage), cost or reasonable out-of-pocket expense which such Bank incurs as a result of a prepayment of any DSR Loan bearing interest at the LIBOR Rate on a date which is not the last day of an Interest Period applicable thereto.

            (c) All prepayments made hereunder shall be applied by the Agent and the Banks against the principal amount of outstanding DSR Loans (i) as long as no Event of Default has occurred and is continuing, in the order as specified by Borrower or, in the absence of such specification, in the order such DSR Loans were made, and (ii) if an Event of Default has occurred and is continuing, in the order as specified by the Agent or, in the absence of such specification, in the order such DSR Loans were made.

            Section 2.9 SECURITY. The Obligations shall be secured by the Security Documents, the rights and remedies in respect of which shall be exercised pursuant to the Intercreditor Agreement.

            Section 2.10 PAYMENTS. (a) The Borrower shall make each payment hereunder and under the DSR Notes not later than 12:00 noon, New York City time, on the day when due in United States dollars to the Agent at its address set forth in SECTION 9.2, in immediately available funds. The Agent will promptly thereafter cause to be distributed like funds relating to the payment of principal (including reimbursement of Drawings), interest or fees ratably (other than amounts payable for the account of the Agent or the Issuing Bank pursuant to SECTION 2.5(A), (C) or (D) or payable pursuant to SECTION 9.4) to the Banks and like funds relating to the payment of any other amount payable to any Bank to such Bank, in each case to be applied in accordance with the terms of this Agreement.

            (b) Unless the Agent receives notice from the Borrower before the date on which any payment is due to the Banks hereunder that the Borrower will not make such payment in full, the Agent may assume that the Borrower has made such payment in full to the Agent on such date, and the Agent may, in reliance upon such assumption, cause to be distributed to each Bank on such due date an amount equal to the amount then due to such Bank. If and to the extent that the Borrower has not so made such payment in full to the Agent, each Bank shall repay to the Agent forthwith on demand such amount distributed to such Bank together with interest thereon, for each day from the date such amount is distributed to such Bank until the date on which such Bank repays such amount to the Agent (i) for the first three (3) days of non-repayment, at the Federal Funds Rate and (ii) thereafter, at the Federal Funds Rate plus 2.50%.

            Section 2.11 COMPUTATION OF INTEREST AND FEES. All computations of interest and fees hereunder shall be made on the basis of a year of three hundred sixty (360) days for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest or fees are payable. Each calculation and each determination by the Agent of an interest rate hereunder shall be conclusive and binding for all purposes, absent manifest error.

            Section 2.12 PAYMENTS ON NON-BUSINESS DAYS. Whenever any payment hereunder or under any DSR Note is stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest or fees, as the case may be. If no due date is specified for the payment of any amount payable by the Borrower hereunder, such amount shall be due and payable not later than ten (10) Business Days after receipt by the Borrower of written demand from the Agent for the payment thereof. In connection with a LIBOR Rate Loan, if an Interest Period would otherwise expire on a day that is not a Business Day, such Interest Period shall expire on the next succeeding Business Day; provided that, if any Interest Period would otherwise expire on a day that is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day.

            Section 2.13 SHARING OF PAYMENTS, ETC. If any Bank obtains any payment (whether voluntary, involuntary, through the exercise of any right of setoff, or otherwise) on account of its Commitment or the DSR Loans made by it (other than pursuant to SECTION 9.4) in excess of its ratable share of such payments obtained by all of the Banks, then such Bank shall be deemed to have received such payment as agent for and on behalf of all the Banks and shall immediately advise the Agent of the receipt of such funds and promptly transmit the amount thereof to the Agent for prompt distribution among the Banks as provided for in this Agreement and such funds transmitted to the Agent shall be credited as a payment by the Borrower under this Agreement; PROVIDED that such Bank so transmitting funds to the Agent shall not be deemed to have received, and the Borrower shall be deemed not to have made to such Bank (to the extent funds are transmitted to the Agent) any payment transmitted to the Agent by such Bank pursuant to this SECTION 2.13.

            Section 2.14 EVIDENCE OF DEBT. (a) The indebtedness of the Borrower resulting from all DSR Loans made by each Bank from time to time shall be evidenced by an appropriate notation on the schedule, or a continuation thereof, to the Debt Service Reserve Letter of Credit Promissory Note substantially in the form of EXHIBIT B (each a "DSR NOTE"), delivered by the Borrower to such Bank.

            (b) The books and accounts of the Agent shall be conclusive evidence, absent manifest error, of the amounts of all Drawings, DSR Loans, fees, interest and other amounts advanced, due, outstanding, payable or paid pursuant to this Agreement or any DSR Note.

            Section 2.15 INCREASED DEBT SERVICE RESERVE LETTER OF CREDIT COSTS. If, after the date hereof, any introduction of or change in any Applicable Law (including for purposes hereof, any directive, guideline or requirement of any Governmental Authority (whether or not having the force of law)) or in the interpretation thereof by any Governmental Authority charged with the administration thereof either (a) imposes, modifies or makes applicable any reserve, special deposit or similar requirement against letters of credit issued by, or assets held by, or deposits or other liabilities in or for the account of, the Agent or any Bank or (b) imposes on the Agent or any Bank any other condition regarding this Agreement, the Agent, such Bank, the Debt Service Reserve Letter of Credit or the DSR Loans, and the result of any event referred to in the preceding clause (a) or (b) is to increase the cost to the Agent or such Bank of issuing or maintaining the Debt Service Reserve Letter of Credit or the DSR Loans, reduce the amount of any payment receivable by the Agent or such Bank hereunder or reduce the rate of return on any Bank's capital as a consequence of its obligations hereunder below that which such Bank would have achieved but for such circumstance, then, in each such case, upon demand by the Agent or such Bank, the Borrower shall pay to the Agent or such Bank, from time to time as specified thereby, on the Monthly Transfer Dates under the Security Deposit Agreement, additional amounts sufficient to compensate the Agent or such Bank for such increased costs, reduction in payments receivable or reduction in rate of return. A certificate as to any such additional amount or amounts submitted by a Bank, through the Agent, to the Borrower and the other Banks shall certify that similar demands have been made to other customers of such Bank which are subject to similar provisions and shall, in the absence of manifest error, be final and conclusive. In determining such amount, a Bank may use any reasonable averaging and attribution methods. Notwithstanding the foregoing, the Borrower shall only be obligated to compensate any Bank or Agent for any amount described in this
SECTION 2.15 arising or occurring during (i) any time period commencing not more than 90 days prior to the date on which such Bank notifies the Agent and the Borrower that such Bank or the Agent proposes to demand such compensation and
(ii) any time period during which, because of the unannounced retroactive application of such statute, regulation or other basis, such Bank could not have known that such amount might arise or accrue.

            Section 2.16 CAPITAL ADEQUACY. If the Agent or any Bank reasonably determines that compliance with any Applicable Law (including for purposes hereof, any directive, guideline or requirement of any Governmental Authority (whether or not having the force of law)) affects or would affect the amount of capital required or expected to be maintained by the Agent or such Bank or any Person controlling the Agent or such Bank and that the amount of such capital is increased by or based upon the existence of such Bank's Commitment or the issuance of the Debt Service Reserve Letter of Credit or outstanding DSR Loans, then, upon demand by the Agent or such Bank, the Borrower shall pay to the Agent or such Bank, from time to time as specified thereby, additional amounts sufficient to compensate the Agent or such Bank in light of such circumstances, to the extent that the Agent or such Bank reasonably determines such increase in capital to be allocable to the existence of such Bank's Commitment or the issuance of the Debt Service Reserve Letter of Credit or such DSR Loans. A certificate as to any such additional amount or amounts submitted by a Bank, through the Agent, to the Borrower and the other Banks shall certify that similar demands have been made to other customers of such Bank which are subject to similar provisions and shall, in the absence of manifest error, be final and conclusive. In determining such amount, a Bank may use any reasonable averaging and attribution methods. Notwithstanding the foregoing, the Borrower shall only be obligated to compensate any Bank or the Agent for any amount described in this SECTION 2.16 arising or occurring during (i) any time period commencing not more than 90 days prior to the date on which such Bank notifies the Agent and the Borrower that such Bank or the Agent proposes to demand such compensation and (ii) any time period during which, because of the unannounced retroactive application of such statute, regulation or other basis, such Bank could not have known that such amount might arise or accrue.

            Section 2.17 TAXES(a) (a) All payments, except as otherwise provided in SECTION 2.17(c), by the Borrower of principal of, and interest on, the DSR Notes and all other amounts payable hereunder shall be made free and clear of and without deduction for any present or future income, excise, stamp or franchise taxes and other taxes, fees, duties, withholdings or other charges of any nature whatsoever imposed by any taxing authority, but excluding franchise taxes and taxes imposed on or measured by any Bank's net income, in each case, imposed as a result of a connection between the Bank and the jurisdiction imposing the tax (other than a connection arising solely from the Bank having executed, delivered or performed its obligations or received a payment under, or enforced, this Agreement) (such non-excluded items being called "TAXES"). In the event that any withholding or deduction from any payment to be made by the Borrower hereunder is required in respect of any Taxes pursuant to any applicable law, rule or regulation, then the Borrower will:

                  (i) pay directly to the relevant authority the full amount required to be so withheld or deducted;

                  (ii) within 30 days after such payment forward to the Agent an official receipt or other documentation satisfactory to the Agent evidencing such payment to such authority; and

                  (iii) pay to the Agent for the account of the Banks such additional amount or amounts as is necessary to ensure that the net amount actually received by each Bank will equal the full amount such Bank would have received had no such withholding or deduction been required.

Moreover, if any Taxes are directly asserted again the Agent or any Bank with respect to any payment received by the Agent or such Bank hereunder, the Agent or such Bank may pay such Taxes and, upon receipt of notice from such Bank within 30 days after such payment, the Borrower will promptly pay such additional amounts (including any penalties, interest or expenses) as is necessary in order that the net amount received by such person after the payment of such Taxes (including any Taxes on such additional amount) shall equal the amount such person would have received had no such Taxes been asserted.

            (b) If the Borrower fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to the Agent, for the account of the respective Banks, the required receipts or other required documentary evidence, the Borrower shall indemnify the Banks for any incremental Taxes, interest or penalties that may become payable by any Bank as a result of any such failure.

            (c) Each Bank that is not a United States person as defined in
Section 7701(a)(3) of the Code (a "NON-U.S. BANK") shall deliver to the Borrower and the Agent two copies of either U.S. Internal Revenue Service Form W-8 BEN or Form W-8 ECI, or any subsequent versions thereof or successors thereto properly completed and duly executed by such Non-U.S. Bank claiming complete exemption from, or a reduced rate of, U.S. federal withholding tax on all payments by the Borrower under this Agreement and the DSR Notes. Such forms shall be delivered by each Non-U.S. Bank on or before the date it becomes a party to this Agreement. In addition, each Non-U.S. Bank shall deliver such forms promptly upon the obsolescence or invalidity of any form previously delivered by such Non-U.S. Bank. Each Non-U.S. Bank shall promptly notify the Borrower at any time it determines that it is no longer in a position to provide any previously delivered certificate to the Borrower (or any other form of certification adopted by the U.S. taxing authorities for such purpose). The Borrower shall not be required to increase any such amounts payable to any Non-U.S. Bank with respect to any

Taxes (i) that are attributable to such Non-U.S. Bank's failure to comply with the requirements of this Section 2.17(c) or (ii) that are United States withholding taxes imposed on amounts payable to such Bank at the time the Bank becomes a party to this Agreement, except to the extent that such Bank's assignor (if any) was entitled, at the time of assignment, to receive additional amounts from the Borrower with respect to such Taxes pursuant to Section 2.17(a). Notwithstanding any other provision of this Section 2.17(c), a Non-U.S. Bank shall not be required to deliver any form pursuant to this Section 2.17(c) that such Non-U.S. Bank is not legally able to deliver.

            Section 2.18 CHANGE OF LAW. (a) Notwithstanding any other provision of this Agreement, if any Regulatory Change, or compliance by any Bank with any Regulatory Change, makes it unlawful or impossible for any Bank to make, maintain or continue its proportionate interest in any Debt Service Reserve Letter of Credit or DSR Loan (or commitments therefor), then such Bank shall promptly give notice together with evidence thereof to the Borrower and the Agent, and the Borrower shall pay forthwith all amounts outstanding, accrued or payable under this Agreement to such Bank and cause such Bank to be released from all obligations of such Bank under this Agreement.

            (b) A Bank shall (consistent with legal and regulatory restrictions) designate a different lending office for the DSR Loans (or commitments therefor) or its participation in the Debt Service Reserve Letter of Credit affected pursuant to this SECTION 2.18 before giving any notice to the Borrower and the Agent pursuant to this SECTION 2.18 if such designation will avoid the need for giving such notice and will not, in the sole opinion of such Bank, be disadvantageous to such Bank, except that such Bank shall have no obligation to designate a lending office located in the United States of America. If Borrower so requests within ten (10) days of receipt of the notice referred to above (which notice is based on circumstances not generally applicable to United States or foreign lenders making loans of the types contemplated hereunder), such Bank shall (consistent with legal and regulatory restrictions) comply with
SECTION 2.20 hereof.

            Section 2.19 NON-AVAILABILITY. (a) If at any time dollar deposits in the principal amount of any Bank's proportionate interest in, or obligation under, any DSR Loan bearing interest at the LIBOR Rate are not available to such Bank in the London interbank market for the next Interest Period, such Bank shall so notify the Agent, who shall so notify the Borrower, and the obligation of such affected Bank to make or continue or to convert DSR Loans into DSR Loans bearing interest based on the LIBOR Rate shall be immediately suspended and during such suspension be converted into an obligation to do the same with respect to DSR Loans bearing interest at the Adjusted Base Rate; PROVIDED, HOWEVER, that outstanding DSR Loans bearing interest at the LIBOR Rate shall be converted into DSR Loans bearing interest at the Adjusted Base Rate on the last day of the then current Interest Period applicable to such DSR Loans.

            (b) If at any time the Interest Rate then in effect based on the LIBOR Rate does not adequately and fairly reflect, in the reasonable judgment of any Bank, the cost for such Bank of advancing or maintaining its respective proportionate interest in any DSR Loan bearing interest at the LIBOR Rate during any Interest Period, then such Bank shall notify the Agent, who shall so notify the Borrower, and interest on such Bank's proportionate share of the DSR Loans shall for any subsequent Interest Period accrue at the Adjusted Base Rate.

            (c) If the Borrower so requests after the suspension of a Bank's obligation to make DSR Loans bearing interest at the LIBOR Rate under this
SECTION 2.19 for at least ten (10) consecutive Business Days based on circumstances not generally applicable to United States or foreign lenders making loans of the types contemplated hereunder, such Bank shall (consistent with legal and regulatory restrictions) comply with SECTION 2.20 hereof.

            Section 2.20 ASSIGNMENTS BY BANKS. (a) If (i) a Bank is required to comply with this SECTION 2.20 after a request from the Borrower pursuant to
SECTION 2.17, 2.18 or 2.19 or (ii) the Borrower requests that the provisions of this SECTION 2.20 apply to a Bank within ten (10) days after it receives a notice from the Agent that (A) such Bank has failed to make available to the Agent its portion of any DSR Loan on the date required to be made available to the Agent pursuant to this Agreement after the Agent has made written demand upon such Bank for such payment or (B) such Bank has provided the Agent with notice that such Bank shall not make available to the Agent such portion of any DSR Loan required to be made available to the Agent pursuant to this Agreement or (C) such Bank has failed to reimburse the Agent pursuant to the terms of this Agreement, such Bank shall assign all or a part of its proportionate share of the DSR Loans and its commitment to make DSR Loans to a replacement Bank (which may be, but is not required to be, one of the other Banks) designated by the Borrower; PROVIDED that any assignment or transfer made by a Bank to a replacement Bank shall satisfy the following conditions: (i) the Borrower shall promptly pay when due all reasonable fees and expenses which such Bank incurs in connection with such transfer or assignment and (ii) any assignment of all or part of the DSR Loans or obligations shall be made without recourse, representation or warranty, and the Borrower shall cause the replacement Bank to pay to the Agent for the account of the assigning Bank in immediately available funds all amounts outstanding or payable under this Agreement to each Bank assigning its interest in the DSR Loans.

            (b) Each Bank agrees that as promptly as practicable after it has made a determination to make a claim for amounts under SECTION 2.8(B), 2.15,
2.16 or 2.17 with respect to events or conditions arising after the date hereof, it shall notify the Borrower of the same and use commercially reasonable efforts (consistent with legal and regulatory restrictions and such Bank's internal policies) to mitigate the effect of such provisions on the Borrower, including
(i) in the case of SECTION 2.15, 2.16 or 2.17, efforts to make, fund, issue or maintain its DSR Loans or the Debt Service Reserve Letter of Credit, as relevant, through another office of such Bank and (ii) in the case of SECTION 2.8(B), efforts to reemploy amounts held by such Bank, (x) if as a result thereof the additional moneys which would otherwise be required to be paid to such Bank pursuant to any of such provisions of this Agreement would be reduced, or the illegality or other adverse circumstances which would otherwise require a prepayment of such DSR Loans or the suspension of the issuance of, or of drawings under, the Debt Service Reserve Letter of

Credit pursuant to any of such provisions would cease to exist, and (y) if, as determined by such Bank in good faith, the making, funding, issuing or maintaining of such DSR Loan or the Debt Service Reserve Letter of Credit, or the making of drawings under the Debt Service Reserve Letter of Credit through such other office would not otherwise adversely affect such Bank.

            Section 2.21 REDUCTION IN COMMITMENTS/DSR LOANS. The Borrower shall have the right to refinance all Commitments and all of the outstanding DSR Loans, if any, in whole but not in part, without premium or penalty upon at least ten (10) days' prior written notice to the Agent; PROVIDED, HOWEVER, that the Borrower agrees to indemnify each Bank and hold each Bank harmless from any direct loss (but excluding any indirect, consequential or incidental loss or damage), cost or reasonable out-of-pocket expense which such Bank incurs as a result of a refinancing pursuant to this SECTION 2.21 of any DSR Loan bearing interest at the LIBOR Rate on a date which is not the last day of an Interest Period applicable thereto. In any refinancing of such Commitments, the Borrower shall cause the Debt Service Reserve Letter of Credit to be released and returned to the Issuing Bank.

            Section 2.22 RIGHT OF SET-OFF. The Borrower hereby authorizes each Bank, upon the occurrence and during the continuance of any Event of Default, at any time and from time to time, without notice to the Borrower or any Person other than the Collateral Agent (any such notice being hereby expressly waived by the Borrower to the extent it may legally do so) to set off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final) at any time held, and other indebtedness at any time owing, by such Bank in any of its offices, wherever located (whether such deposits or indebtedness be in dollars or in any other currency), to or for the credit or the account of the Borrower against any and all of the Obligations and liabilities of the Borrower now or hereafter existing under this Agreement, irrespective of whether or not the Agent shall have made any demand hereunder or thereunder and although such Obligations may be contingent or unmatured. The Banks agree to promptly notify the Borrower of such set-off and application.

            Section 2.23 MINIMUM AMOUNTS. (a) Anything in this Agreement to the contrary notwithstanding, the aggregate principal amount of DSR Loans bearing interest based on the LIBOR Rate shall be in an amount at least equal to $1,000,000 or in multiples of $1,000,000 in excess thereof and, if any DSR Loans bearing interest based on the LIBOR Rate would otherwise be in a lesser principal amount for any period, such DSR Loans shall bear interest based on the Adjusted Base Rate during such period.

            (b) Not more than six (6) DSR Loans bearing interest at the LIBOR Rate may be outstanding at one time.

                                  ARTICLE III

                              CONDITIONS PRECEDENT

            Section 3.1 CONDITIONS PRECEDENT TO ISSUANCE OF DEBT SERVICE RESERVE LETTER OF CREDIT. The obligation of the Issuing Bank to issue the Debt Service Reserve Letter of Credit is subject to the follow conditions precedent:

            (a) the Agent shall have received the following, each dated on or before the Closing Date unless otherwise specified below, in form and substance satisfactory to the Agent and in the number of originals or photostatic copies reasonably required by the Agent:

                  (i) this Agreement and the DSR Notes duly executed by the Borrower; and

                  (ii) a certificate of the Collateral Agent as to the incumbency and specimen signatures of the officers of the Collateral Agent authorized to make drawings, to execute and present certificates under the Debt Service Reserve Letter of Credit, and otherwise to communicate with the Agent with respect thereto;

            (b) the Indenture, the Intercreditor Agreement and the Security Documents shall be in full force and effect;

            (c) the Borrower shall have paid all accrued fees and expenses (as provided in SECTIONS 2.5 and 9.4) of the Agent and the Banks (including the reasonable accrued fees and disbursements of counsel to the Agent and the Banks), to the extent that one or more statements for such fees and expenses have been presented for payment;

            (d) the Agent shall have received such other approvals, opinions, evidence and documents as it may reasonably request and which are customary for transactions of the type contemplated by this Agreement.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

            The Borrower hereby makes for the benefit of the Agent and the Banks all of the representations and warranties of the Borrower made in the Credit Agreement (unless stated to be given as of an earlier date, in which case such representation and warranty shall be true and correct only as of such earlier date), in the form of such representations and warranties as they exist on the date of this Agreement and as they may hereafter be amended from time to time, but only to the extent that the incorporation of any such amendments into this Agreement has been consented to in accordance with SECTION 9.1, provided that the representations and warranties set forth in SECTIONS 7.1(B), 7.4, 7.5, 7.6(B), 7.8, 7.10 and 7.14 of the Credit Agreement shall be qualified by the information contained in the reports and filings made by the Borrower with the Securities and Exchange Commission as set forth on SCHEDULE I hereto. Such representations and warranties are incorporated herein by reference as if set forth at length in this Agreement; PROVIDED that any reference to the term "Obligations" shall be deemed to include the Obligations hereunder; each reference to the term "Loan Document" shall be deemed to be a reference to this Agreement; and with any other appropriate substitutions designed to bestow upon the Agent and the Banks the benefit of such representations and warranties in the same manner and to the same extent bestowed upon the Lenders under the Credit Agreement.

                                    ARTICLE V

                                    COVENANTS

            So long as any Commitment is in effect, the Debt Service Reserve Letter of Credit is outstanding or the Obligations remain unpaid, unless compliance has been waived in accordance with SECTION 9.1:

            (a) all of the covenants of the Borrower contained in ARTICLE IV of the Indenture (other than those in SECTIONS 4.1 and 4.2 thereof) and ARTICLE V of the Indenture, in the form of such covenants as they exist as of the date of this Agreement and as they may hereafter be amended from time to time, but only to the extent that the incorporation of any such amendments into this Agreement has been consented to in accordance with SECTION 9.1, are hereby incorporated and made applicable by reference as if set forth at length in this Agreement; PROVIDED that each reference to the term "Indenture" shall be deemed to be a reference to this Agreement; each reference to the Trustee shall be deemed to be a reference to the Agent and the Banks; and with any other appropriate substitutions designed to bestow upon the Agent and the Banks the benefit of such covenants in the same manner and to the same extent bestowed upon the Trustee and the Holders of the Bonds in the Indenture, and the Borrower shall observe and perform all of such incorporated covenants; and

            (b) the Borrower will not, without the prior written approval of the Required Banks, terminate, amend or otherwise modify any provision of any Financing Document if such termination, amendment or other modification would affect the priority of payments from the Revenue Account under the Security Deposit Agreement in a manner adverse to the Agent or any Bank, increase any Accrued Interest Amount (as defined in the Security Deposit Agreement), amend the principal payment dates of any Senior Debt in a manner adverse to the Agent or any Bank, or change the voting requirements under the Intercreditor Agreement in a manner adverse to the Agent or any Bank.

                                   ARTICLE VI

                              DEFAULTS AND REMEDIES

            Section 6.1 EVENTS OF DEFAULT. Each of the following shall constitute an "Event of Default" hereunder:

            (a) any amount in respect of fees, costs or expenses due by the Borrower under this Agreement shall not be paid in full within ten (10) days following delivery of notice thereof to the Borrower; or

            (b) any amount due by the Borrower in respect of interest on any DSR Loan shall not be paid in full within five (5) days after its due date; or

            (c) any amount due by the Borrower in respect of principal of any DSR Loan shall not be paid to the Agent in full within three (3) days after its due date; or

            (d) any representation or warranty made by or on behalf of the Borrower in this Agreement (including by incorporation by reference), or in any certificate furnished to the Agent or the Banks, shall prove to have been false or misleading in any respect as of the time made, confirmed or furnished and the inaccuracy has had or is reasonably expected to have a Material Adverse Effect and such misrepresentation shall continue uncured for thirty (30) or more days from the date an Authorized Officer of the Borrower obtains actual knowledge thereof; or

            (e) the Borrower shall fail to perform or observe any covenant or agreement contained in (i) SECTION 4.7, 4.9, 4.10, 4.11, 4.13, 4.14, 4.15, or
5.1 of the Indenture (as incorporated into paragraph (a) of ARTICLE V of this Agreement) or (ii) paragraph (b) of ARTICLE V of this Agreement, and, in each such case, such failure shall continue uncured for thirty (30) or more days after an Authorized Officer of the Borrower has actual knowledge of such failure; or

            (f) the Borrower shall fail to perform or observe any of its covenants contained (including by incorporation by reference) in any other provision of this Agreement (other than those referred to in paragraphs (a), (b), (c) and (e), above) and such failure shall continue uncured for sixty (60) or more days after an Authorized Officer of the Borrower has actual knowledge of such failure; PROVIDED that if the Borrower commences and diligently pursues efforts to cure such default within such sixty (60) day period, the Borrower may continue to effect such cure of the default (and such default shall not be deemed as "Event of Default" hereunder) for an additional thirty (30) days so long as the Borrower is diligently pursuing such cure; or

            (g) an "Event of Default" under any of paragraphs (a), (c), (d),
(e), (f) or (g) of SECTION 6.1 of the Indenture shall occur and be continuing;
or

            (h) an "Event of Default" under any of paragraphs (h) or (i) of
SECTION 6.1 of the Indenture shall occur and be continuing.

            Section 6.2 REMEDIES. If any Event of Default (other than an Event of Default specified in SECTION 6.1(H)) hereof shall have occurred and be continuing, then the Agent shall at the request of the Required Banks take one or more of the following actions: (i) by notice to the Borrower and the Collateral Agent, declare the Commitments to be terminated, whereupon the same shall forthwith terminate, and, after giving thirty (30) days' written notice to the beneficiary of the outstanding Debt Service Reserve Letter of Credit, terminate the Debt Service Reserve Letter of Credit; or (ii) declare the Obligations and all other amounts payable under this Agreement and the DSR Notes to be immediately due and payable, whereupon the Obligations, all such interest and all such amounts shall become and be immediately due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower; or (iii) terminate the ability of the Borrower to cause reinstatement of the Outstanding

Amount through the reimbursement of Drawings, as contemplated by the terms hereof. If any Event of Default specified in SECTION 6.1(H) hereof shall have occurred and be continuing, the Commitments shall terminate automatically, the full unpaid amount of any outstanding Obligations and any other amounts payable under this Agreement and the DSR Notes shall be immediately due and payable, and the ability of the Borrower to cause reinstatement of the Outstanding Amount through reimbursement of Drawings shall terminate automatically, in each case without any further action, notice, demand or presentment.

                                  ARTICLE VII

                            CHARACTER OF OBLIGATIONS

            Section 7.1 OBLIGATIONS ABSOLUTE. The Obligations shall be absolute, unconditional and irrevocable and shall not be affected or impaired under any circumstances whatsoever, including the following circumstances:

            (a) any lack of validity or enforceability of any provision of any Financing Document;

            (b) any amendment or waiver of, or any consent to departure from, any provision of any Financing Document;

            (c) the existence of any claim, setoff, defense or other right that the Borrower may have at any time against the Collateral Agent, any other beneficiary of the Debt Service Reserve Letter of Credit (or any Person for whom the Collateral Agent or any such beneficiary may be acting), any Bank, the Agent or any other Person, whether in connection with any Financing Document, the transactions contemplated thereby or any unrelated transaction;

            (d) any statement or signature in any certificate or other document presented under the Debt Service Reserve Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect, or any such statement being untrue or inaccurate in any respect whatsoever;

            (e) any exchange, release or nonperfection of any Collateral or other collateral, or any release, amendment or waiver of or consent to departure from any Financing Document or any guaranty for any of the Obligations;

            (f) payment by a Bank under the Debt Service Reserve Letter of Credit against presentation of a draft or certificate that does not comply with the terms of the Debt Service Reserve Letter of Credit;

            (g) any issuance of additional Permitted Indebtedness; and

            (h) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing.

            Section 7.2 LIMITED LIABILITY OF AGENT AND BANKS. As among the Borrower, the Agent and the Banks, the Borrower assumes all risks of the acts or omissions of the beneficiaries of the Debt Service Reserve Letter of Credit with respect to the use of the Debt Service Reserve Letter of Credit. Neither the Agent nor any Bank nor any of their respective officers, directors, employees or agents shall be liable or responsible for: (a) the use that may be made of the Debt Service Reserve Letter of Credit or any acts or omissions of any beneficiaries of the Debt Service Reserve Letter of Credit in connection with the Debt Service Reserve Letter of Credit; (b) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted in connection with the Debt Service Reserve Letter of Credit or of any endorsement thereon, even if such document or endorsement should prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (c) payment by the Issuing Bank against presentation of any document that does not comply with the terms of the Debt Service Reserve Letter of Credit, including failure of any document to bear any reference or adequate reference to the Debt Service Reserve Letter of Credit; or (d) any other circumstance whatsoever in making, delaying to make or failing to make payment under the Debt Service Reserve Letter of Credit; PROVIDED, HOWEVER, that the Borrower shall have a claim against the Issuing Bank, and the Issuing Bank shall be liable to the Borrower, to the extent of any direct, as opposed to consequential, damages suffered by the Borrower that the Borrower proves were the result of the Issuing Bank's willful misconduct or gross negligence in paying under the Debt Service Reserve Letter of Credit or the Issuing Bank's willful or grossly negligent failure to pay under the Debt Service Reserve Letter of Credit after the presentation to it by the beneficiary of a draft and certificate strictly complying with the terms and conditions of the Debt Service Reserve Letter of Credit (unless the Issuing Bank in good faith believed itself (based upon an opinion of counsel) to be prohibited by law or legal authority from making such payment). In furtherance and not in limitation of the foregoing, the Issuing Bank may accept any document that appears on its face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary.

                                  ARTICLE VIII

                                    THE AGENT

            Section 8.1 AUTHORIZATION AND ACTION. Each Bank hereby appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Agent by the terms hereof, together with such powers as are reasonably incidental thereto. As to any matters not expressly provided for by the Letter of Credit Documents (including enforcement of and collection under any Letter of Credit Document), the Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Banks, and such instructions shall be binding upon all Banks and all holders of DSR Notes; PROVIDED, HOWEVER, that the Agent shall not be required to take any action that exposes the Agent to personal liability or that is contrary to any Letter of Credit Document or applicable law. In performing its function and duties hereunder, Agent shall act solely as the agent of the Banks and does not assume and shall not be deemed to have assumed any obligation towards or relationship of agency or trust with or for the Borrower or any other party to any Financing Document.

            Section 8.2 AGENT'S RELIANCE, ETC. Neither the Agent nor any of its directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with any Letter of Credit Document, except for its or their own gross negligence or willful misconduct. Without limitation of the generality of the foregoing, the Agent (a) may treat any Bank that has signed a Commitment Transfer Supplement as the holder of the applicable portion of the Obligations; (b) may consult with legal counsel (including counsel for the Borrower or any Affiliate thereof), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (c) makes no warranty or representation to any Bank and shall not be responsible to any Bank for any statements, warranties or representations made in or in connection with any Financing Document; (d) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of any Financing Document on the part of the Borrower or any Affiliate or to inspect the property (including the books and records) of the Borrower or any Affiliate thereof; (e) shall not be responsible to any Bank for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of any Financing Document or any other instrument or document furnished pursuant hereto or thereto; and (f) shall incur no liability under or in respect of any Financing Document by acting upon any notice, consent, certificate or other instrument or writing (which may be by telecopier or otherwise) believed by it to be genuine and signed or sent by the proper party or parties.

            Section 8.3 ISSUING BANK AND AFFILIATES. With respect to its Commitment and participation in the Debt Service Reserve Letter of Credit, the Issuing Bank shall have the same rights and powers under this Agreement as any other Bank and may exercise the same as though it were not the Issuing Bank or the Agent; and the term "Bank" or "Banks" shall, unless otherwise expressly indicated, include the Issuing Bank in its individual capacity. The Issuing Bank and the Agent and their Affiliates may accept deposits from, lend money to, act as trustee under indentures of, and generally engage in any kind of business with, the Borrower, any Affiliate thereof and any Person that may do business with or own securities of the Borrower or any Affiliate thereof, all as if the Issuing Bank and the Agent were not the Issuing Bank and the Agent and without any duty to account therefor to the Banks.

            Section 8.4 BANK CREDIT DECISION. Each Bank acknowledges that it has, independently and without reliance on the Agent or any other Bank or the Issuing Bank and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Bank also acknowledges that it will, independently and without reliance on the Agent or any other Bank or the Issuing Bank and based on such documents and information as it deems appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement.

            Section 8.5 INDEMNIFICATION. The Banks agree to indemnify the Agent (to the extent not promptly reimbursed by the Borrower and without limiting the obligation of the Borrower to do so), ratably according to the respective principal amounts of the Obligations then held by each of them and/or the respective amounts of their Commitments, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses and disbursements of any kind or nature whatsoever that may at any time (including without limitation at any time following the payment of any Obligations or termination of this

Agreement) be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of any Financing Document or any action taken or omitted by the Agent under any Financing Document; PROVIDED, HOWEVER, that no Bank shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from the Agent's gross negligence or willful misconduct. Without limitation of the foregoing, each Bank agrees to reimburse the Agent promptly upon demand for its ratable share of any costs and expenses payable by the Borrower under SECTION 9.4, to the extent that the Agent is not reimbursed for such costs and expenses by the Borrower.

            Section 8.6 SUCCESSOR AGENT. The Agent may resign at any time by giving written notice thereof to the Banks and the Borrower and may be removed at any time with or without cause with the written approval of the Required Banks. Upon any such resignation or removal, the Required Banks shall have the right to appoint a successor Agent with the consent of the Borrower, which shall not be unreasonably withheld. If no successor Agent has been so appointed by the Required Banks, and has accepted such appointment, within thirty (30) days after the retiring Agent's giving of notice of resignation or the Required Banks' removal of the retiring Agent, then the retiring Agent may, on behalf of the Banks, appoint a successor Agent with the consent of the Borrower (which shall not be unreasonably withheld), which successor Agent shall be a commercial bank organized under the laws of the United States of America or of any state thereof and having a combined capital and surplus of at least five hundred million dollars ($500,000,000). Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all of the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under the Financing Documents. After any retiring Agent's resignation or removal hereunder as Agent, the provisions of this ARTICLE VIII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement.

            Section 8.7 COLLATERAL. (a) Except as expressly provided herein, the Agent shall have no duty to take any affirmative steps with respect to the collection of amounts payable in respect of the Collateral. The Agent shall incur no liability as a result of any private sale of the Collateral.

            (b) The Banks hereby consent, and agree upon written request by the Agent to execute and deliver such instruments and other documents as the Agent may deem desirable to confirm such consent, to the release of the Liens on the Collateral, including any release in connection with any sale, transfer or other disposition of the Collateral or any part thereof, in accordance with the Financing Documents.

                                   ARTICLE IX

                                  MISCELLANEOUS

            Section 9.1 AMENDMENTS, ETC. No amendment or waiver of any provision of this Agreement or any DSR Note, or consent to any departure by the Borrower therefrom, shall be effective unless in writing and signed or consented to (in writing) by the Required Banks (and, in the case of amendments, the Borrower), and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; PROVIDED, HOWEVER, that no amendment, waiver or consent shall, unless in writing and signed or consented to (in writing) by all of the Banks, do any of the following: (a) waive any of the conditions specified in ARTICLE III; (b) increase the Commitments of the Banks or subject the Banks to any additional obligations; (c) reduce the principal of, or interest on, the DSR Loans or any fees or other amounts payable hereunder;
(d) postpone any date fixed for (i) payment of principal of, or interest on, the DSR Loans, (ii) reimbursement of Drawings under the Debt Service Reserve Letter of Credit or (iii) payment of fees or other amounts payable hereunder; (e) change the percentage of the Commitments or of the DSR Loans outstanding, or the number of Banks, required for the Banks or any of them to take any action hereunder or (f) amend this SECTION 9.1; and PROVIDED FURTHER, HOWEVER, that no amendment, waiver or consent shall, unless in writing and signed by the Agent in addition to the Persons required above to take such action, affect the rights or duties of the Agent under this Agreement or any other Letter of Credit Document.

            Section 9.2 NOTICES, ETC. All notices and other communications provided for hereunder shall be in writing (including by telecopier) and shall be mailed, telecopied or delivered, if to the Borrower, to it at 18101 Von Karman Avenue, Suite 1700, Irvine, California 92612-1046, Attention: Chief Financial Officer, telephone (949) 752-5588, telecopy (949) 798-7883; if to Westdeutsche Landesbank Girozentrale, New York Branch, in its capacity as the Agent, the Issuing Bank or a Bank, to it at 1211 Avenue of the Americas, New York, New York 10036, telephone (212) 852-6331, telecopy (212) 597-8388,
Attention: Structural Finance/Energy; if to Credit Suisse First Boston, New York Branch, in its capacity as a Bank, to it at Eleven Madison Avenue, New York, New York 10010, telephone (212) 325-9126, telecopy (212) 325-8321, Attention: Peter Ryan; if to any other Bank, to it at the address or telecopy number set forth below its name in the Commitment Transfer Supplement by which it became a party hereto; or, as to each party, to it at such other address or telecopy number as designated by such party in a written notice to the other parties. All such notices and communications shall be deemed received, (a) if personally delivered, upon delivery, (b) if sent by first-class mail, on the third Business Day following deposit into the mails and (c) if sent by telecopier, upon acknowledgment of receipt thereof by the recipient, except that notices and communications to the Agent pursuant to ARTICLE II or VIII shall not be effective until received by the Agent.

            Section 9.3 NO WAIVER; REMEDIES. No failure on the part of any Bank or the Agent to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, and no single or partial exercise of any such right shall preclude any other or further exercise thereof or the exercise of any other right. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

            Section 9.4 COSTS AND EXPENSES. The Borrower agrees to pay on demand on the Monthly Transfer Date immediately following such demand (a) all reasonable costs and expenses of the Agent and the Banks in connection with the preparation, execution, delivery, syndication, administration, modification and amendment of this Agreement, the DSR Notes and the other documents to be delivered hereunder, including (i) the reasonable fees and out-of-pocket expenses of one counsel for the Banks with respect thereto and with respect to advising the Agent and the Banks as to their rights and responsibilities, or the perfection, protection or reservation of rights or interests, under this Agreement, the other Financing Documents and the other documents to be delivered hereunder and (ii) the reasonable fees and expenses of any consultants, auditors or accountants engaged by the Agent with the written consent (which shall not be unreasonably withheld) of the Borrower pursuant hereto and (b) all reasonable costs and expenses of the Agent and the Banks (including reasonable counsel fees and expenses of the Agent and the Banks) in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Agreement, the other Financing Documents and the other documents to be delivered hereunder, whether in any action, suit or litigation, any bankruptcy, insolvency or similar proceeding or otherwise. In addition, the Borrower shall pay any and all stamp and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing and recording of the aforementioned documents, and the Borrower agrees to indemnify and hold the Agent and the Banks harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay any of the foregoing to the extent the Borrower had notice thereof.

            Section 9.5 APPLICATION OF MONEYS. If any sum paid or recovered in respect of the Obligations is less than the amount then due, the Agent may apply that sum to principal, interest, fees or any other amount due under this Agreement in such proportions and order and generally in such manner as the Agent shall reasonably determine.

            Section 9.6 SEVERABILITY. Any provision of this Agreement that is prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or nonauthorization without invalidating the remaining provisions of this Agreement or affecting the validity, enforceability or authorization of such provision in any other jurisdiction.

            Section 9.7 LIMITATION OF LIABILITY. Notwithstanding anything to the contrary contained in this Agreement and the Financing Documents, the liability and obligation of the Borrower to perform and observe and make good the obligations contained in this Agreement and the Security Documents shall not be enforced by any action or proceeding wherein damages or any money judgment or any deficiency judgment or any judgment establishing any personal obligation or liability shall be so sought, collected or otherwise obtained, in each such case, against any officer, director or shareholder or related Person of the Borrower or any Secured Party, and the Agent, for itself and its successors and assigns, and on behalf of the Banks, irrevocably waives any and all right to sue for, seek or demand any such damages, money judgment, deficiency judgment or personal judgment against any officer, director or shareholder or related Person of the Borrower under or by reason of or in connection with this Agreement and agrees to look solely to the Borrower and the security and Collateral held under or in connection with the Security Documents for the enforcement of such liability and obligation of the Borrower.

            Section 9.8 BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the Borrower, the Agent and the Banks and their respective successors and assigns, except that the Borrower shall not have the right to assign any of its rights and obligations hereunder without the prior written consent of the Required Banks, and, except as provided in SECTION 9.9, no Bank other than the Issuing Bank shall have the right to assign any of its rights and obligations hereunder.

            Section 9.9 ASSIGNMENTS AND PARTICIPATIONS. (a) Any Bank may at any time (with the consent of the Agent, such consent not to be unreasonably withheld or delayed, and the consent of the Issuing Bank, such consent not to be unreasonably withheld or delayed) sell to one or more banks or other entities (a "PURCHASING BANK") all or any part of its rights and obligations under this Agreement and the DSR Notes (which, except in the case of an assignment to a Person that, immediately before such assignment, was a Bank, shall be equal to at least $1,000,000) pursuant to a Commitment Transfer Supplement executed by such Purchasing Bank, such transferor Bank, the Agent and the Issuing Bank. Upon
(x) such execution of such Commitment Transfer Supplement, and (y) delivery of a copy thereof to the Borrower and payment of the amount of its participation to the Agent or such transferor Bank, such Purchasing Bank shall for all purposes be a Bank party to this Agreement and shall have all the rights and obligations of a Bank under this Agreement, to the same extent as if it were an original party hereto with the commitment percentage as set forth in such Commitment Transfer Supplement, which shall be deemed to amend this Agreement to the extent, and only to the extent, necessary to reflect the addition of such Purchasing Bank and the resulting adjustment of commitment percentages arising from the purchase by such Purchasing Bank of all or a portion of the rights and obligations of such transferor Bank under this Agreement and the DSR Notes. Upon the consummation of any transfer pursuant to this SECTION 9.9, the transferor Bank, the Agent and the Borrower shall make appropriate arrangements so that, if required, replacement DSR Notes are issued to such transferor Bank and new DSR Notes or, as appropriate, replacement DSR Notes, are issued to such Purchasing Bank, in each case, in principal amounts reflecting their Commitments.

            (b) Any Bank may, from time to time, sell or offer to sell participating interests in any DSR Loans owing to such Bank, any DSR Notes held by such Bank, any Commitment of such Bank or any other interests and obligations of such Bank hereunder, to one or more banks or other entities (each, a "PARTICIPANT"), on such terms and conditions as may be determined by the selling Bank, without the consent of or notice to the Borrower, and the grant of such participation shall not relieve any Bank of its obligations, or impair the rights of any Bank, hereunder. In the event of any such sale by a Bank of a participating interest to a Participant, such Bank shall remain solely responsible for the performance of such Bank's obligations under this Agreement, such Bank shall remain the holder of any such DSR Notes for all purposes under this Agreement, the Borrower, the Agent and the Issuing Bank will continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement and such Bank shall retain the sole right and responsibility to exercise the rights of such Bank, and enforce the obligations of the Borrower, including, without limitation, the right to approve any amendment, modification, supplement or waiver of any provision of any Letter of Credit Document and the right to take action under ARTICLE VI hereof, and such Bank shall not grant any such Participant any voting rights or veto power over any such action by such Bank under this Agreement (PROVIDED that such Bank may agree not to consent to any modification, amendment or waiver of this Agreement, without the consent of the Participant, that would alter the principal of or interest on the DSR Loans, postpone the date fixed for any payment of principal of or interest thereon or extend the term of any Commitment; PROVIDED FURTHER that if any Participant refuses to consent to any such modification, amendment or waiver of this Agreement, such Bank may purchase the participating interests from such non-consenting Participant). No Participant shall have any rights under this Agreement to receive payment of principal of or interest on any DSR Loan except through a Bank and as provided in this SECTION 9.9. The Borrower agrees that, upon the occurrence and during the continuance of any Event of Default, each Participant shall have the right of set-off in respect of its participating interest in amounts owing under this Agreement and any DSR Notes as set forth in SECTION 2.22 hereof to the same extent as if the amount of its participating interest was owing directly to it as a Bank under this Agreement or any DSR Notes. The Borrower also agrees that each Participant shall be entitled to the benefits of SECTIONS 2.15, 2.16 and 2.17 hereof with respect to its participation granted hereunder; PROVIDED that no Participant shall be entitled to receive any greater amount pursuant to such Sections than the Bank transferring such participation would have been entitled to receive in respect of the amount of the participation transferred to such Participant had no such transfer occurred.

            (c) Any Bank may, in connection with any assignment or participation or proposed assignment or participation pursuant to this SECTION 9.9, disclose to the Purchasing Bank or Participant or proposed Purchasing Bank or Participant any information relating to the Borrower furnished to such Bank by or on behalf of the Borrower; PROVIDED, HOWEVER, that prior to any such disclosure, the Person receiving such disclosure shall sign such confidentiality agreements as is customary for financings of this kind.

            Section 9.10 INDEMNIFICATION. The Borrower agrees to indemnify and hold harmless the Agent and each Bank and, in their capacity as such, each of their respective officers, directors, shareholders, controlling persons, employees, agents and servants (each an "INDEMNIFIED PARTY") from and against any and all claims, damages, losses, liabilities, obligations, penalties, actions, causes of action, judgments, suits, costs, expenses or disbursements (including, without limitation, reasonable attorneys' and consultants' fees and expenses) (collectively, "DAMAGES") whatsoever that such Indemnified Party may incur (or that may be claimed against such Indemnified Party by any Person) by reason of (a) any untrue statement or alleged untrue statement of any material fact concerning the Borrower or the Collateral, or the omission or alleged omission to state any fact concerning the Borrower or the Collateral necessary to make any such statement, in light of the circumstances under which it was made, not misleading; (b) the issuance and delivery of the DSR Notes; (c) the use of the proceeds of any Drawing; (d) any reasonable action taken by such Indemnified Party in protecting and enforcing the rights and remedies of the Agent and the Banks under the Financing Documents; (e) subject to SECTION 7.2, the execution, delivery or transfer of, or payment or failure to pay under, the Debt Service Reserve Letter of Credit;
(f) any claim of any Person with respect to any finder's fee, brokerage commission or other similar sum due in connection with any Financing Document; or (g) any failure by the Borrower to comply with any environmental laws except for any liabilities resulting from actions as set forth in clauses (A) and (B) in Section 11.4 of the Credit Agreement; PROVIDED, HOWEVER, that the Borrower shall not be required to indemnify an Indemnified Party for any Damages to the extent caused by such Indemnified Party's willful misconduct or gross negligence or breach of such Indemnified Party's obligations under any of the Letter of Credit Documents. If any action, suit or proceeding arising from any of the foregoing is brought against any Indemnified Party, such Indemnified Party shall promptly notify the Borrower in writing, enclosing a copy of all papers served, but the omission so to notify the Borrower of any such action shall not relieve the Borrower of any liability that it may have to any Indemnified Party otherwise than under this SECTION 9.10; PROVIDED, HOWEVER, that the Borrower shall not be liable for any settlement of any such action effected without the Borrower's prior written consent. In case any such action shall be brought against any Indemnified Party and it shall notify the Borrower of the commencement thereof, the Borrower shall be entitled to participate in and, to the extent that it shall wish, to assume the defense thereof with counsel reasonably satisfactory to such Indemnified Party, and after notice from the Borrower to such Indemnified Party of the Borrower's election so to assume the defense thereof, the Borrower shall not be liable to such Indemnified Party for any subsequent legal or other expenses attributable to such defense, except as provided below, other than reasonable costs of investigation subsequently incurred by such Indemnified Party in connection with the defense thereof. The Indemnified Party shall have the right to employ its own counsel in any such action, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the employment of counsel by such Indemnified Party has been authorized by the Borrower, (ii) the Indemnified Party shall have reasonably concluded that there may be a conflict of interest between the Borrower and the Indemnified Party in the conduct of the defense of such action (in which case the Borrower shall not have the right to direct the defense of such action on behalf of the Indemnified Party) or (iii) the Borrower shall not in fact have employed counsel reasonably satisfactory to the Indemnified Party to assume the defense of such action.

            Section 9.11 FURTHER ASSURANCES. The Borrower agrees to take all actions as the Banks shall request in order to enable the Banks to become Secured Parties to the Security Documents and entitled to all of the benefits as Secured Parties thereunder.

            Section 9.12 GOVERNING LAW. THIS AGREEMENT AND THE DSR NOTES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

            Section 9.13 CONSENT TO JURISDICTION AND VENUE. Each of the parties hereto irrevocably (i) agrees that any suit, action or other legal proceeding arising out of or relating to this Agreement may be brought in any court of the State of New York or any court of the United States of America located in the State of New York, (ii) consents, for itself and in respect of its property, to the jurisdiction of each such court in any such suit, action or proceeding and

(iii) waives any objection which it may have to the laying of venue of any such suit, action or proceeding in any of such courts and any claim that any such suit, action or proceeding has been brought in an inconvenient forum. Each of the parties agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this SECTION 9.12 shall affect the right of any party hereto to serve legal process in any other manner permitted by law.

            Section 9.14 HEADINGS. The section and subsection headings used herein have been inserted for convenience of reference only and do not constitute matters to be considered in interpreting this Agreement.

            Section 9.15 EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

            Section 9.16 WAIVER OF JURY TRIAL. THE BORROWER, THE AGENT, THE ISSUING BANK AND THE BANKS HEREBY IRREVOCABLY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO ANY OF THE CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers thereunto duly authorized, as of the day and year first above written.

                                         EDISON MISSION HOLDINGS CO.



                                         By: /s/ G. Gary Garcia
                                            ---------------------
                                         Name: G. Gary Garcia
                                         Title: Vice President
COMMITMENT
                                         WESTDEUTSCHE LANDESBANK GIROZENTRALE,
                                         NEW YORK BRANCH
$17,675,300                              as Agent, Issuing Bank and as a Bank


                                         By: /s/ Jasjeet S. Sood
                                            ----------------------
                                            Name: Jasjeet S. Sood
                                            Title: Managing Director and Head
                                                   of Energy Group


                                         By: /s/ Jonathan Berman
                                            ----------------------
                                            Name: Jonathan Berman
                                            Title: Managing Director



$17,675,300                              CREDIT SUISSE FIRST BOSTON, NEW YORK
                                         BRANCH, as a Bank


                                         By: /s/ Peter A. Ryan
                                            --------------------
                                            Name: Peter A. Ryan
                                            Title: Vice President


                                         By: /s/ Brian T. Caldwell
                                            ------------------------
                                            Name: Brian T. Caldwell
                                            Title: Vice President

                                                                       EXHIBIT A


                  FORM OF DEBT SERVICE RESERVE LETTER OF CREDIT

Westdeutsche Landesbank               Letter of Credit No. 22703100832WLB
Girozentrale, New York Branch         Irrevocable Standby Credit
1211 Avenue of the Americas
New York, New York  10036

Date and Place of Issue:              Date and Place of Expiry:
New York, New York                    Westdeutsche Landesbank
April 2, 2001                         Girozentrale, New York Branch
                                      New York, New York
                                      April 1, 2002

                                      Applicant:
                                      Edison Mission Holdings Co.
                                      18101 Von Karman Avenue
                                      Suite 1700
                                      Irvine, CA 92612

Beneficiary:                          Amount:  Up to an aggregate of
United States Trust Company of        Thirty-Five Million Three
   New York, as Collateral            Hundred Fifty Thousand six
   Agent                              Hundred United States Dollars
114 West 47th Street                  (US$35,350,600)
New York, New York  10036
Attn:  Christopher J. Gell




                                      Credit Available With:
                                          Westdeutsche Landesbank Girozentrale,
                                          New York Branch

                                      By: Against Presentation of
                                          the Documents Detailed
                                          Herein Drawn on
                                          Westdeutsche Landesbank
                                          Girozentrale, New York
                                          Branch

Ladies and Gentlemen:

      We irrevocably authorize you to draw on us for the account of the Applicant in any amount up to an aggregate amount not to exceed THIRTY-FIVE MILLION THREE HUNDRED FIFTY THOUSAND SIX HUNDRED UNITED STATES DOLLARS (US$35,350,600) (as reduced or reinstated from time to time as set forth in this Letter of Credit, the "OUTSTANDING AMOUNT") available against presentation of a dated drawing request drawn on Westdeutsche Landesbank Girozentrale, New York Branch, manually signed by an authorized officer of the Beneficiary (who is identified or purported to be as such) appropriately completed in the form of ANNEX I hereto and sent by such authorized officer.

      The above drawing request and all communications with respect to this Letter of Credit shall be in writing, addressed to us at 1211 Avenue of Americas, New York, New York 10036, telephone (212) 852-6331, telecopy (212) 597-8388, Attention: Structured Finance/Energy, referencing this Letter of Credit No. 22703100832WLB and presented to us by tested telex, delivery in person or facsimile transmission at such address, PROVIDED that the original of the above drawing request or such communications, as the case may be, shall be sent to us at such address by overnight courier for receipt by us within three
(3) Business Days of the date of any such facsimile transmission.

      If the drawing request is presented in compliance with the terms of this Letter of Credit to us at such address by 12:00 noon New York City time on any Business Day, payment will be made not later than 3:00 p.m. New York City time on such day, and if such drawing request is so presented to us after 12:00 noon New York City time on any Business Day, payment will be made on the following Business Day not later than 1:00 p.m. New York City time. Payment under this Letter of Credit shall be made in immediately available funds by wire transfer to such account as may be designated by the Beneficiary in the applicable drawing request.

      As used in this Letter of Credit, "Business Day" means any day on which commercial banks located in New York, New York are not required or authorized to remain closed.

      This Letter of Credit shall expire on the date of expiry set forth above (the "STATED EXPIRATION DATE").

      Notwithstanding the foregoing, we may at any time, subject to the provisions of the Debt Service Reserve Letter of Credit and Reimbursement Agreement, dated as of March 30, 2001, among the Applicant, the Banks party thereto and Westdeutsche Landesbank Girozentrale, New York Branch, as the Agent and the Issuing Bank (the "REIMBURSEMENT AGREEMENT"), terminate this Letter of Credit by giving the Beneficiary and the United States Trust Company of New York, as Collateral Agent (in such capacity, the "COLLATERAL Agent") under the Intercreditor Agreement referred to in the Reimbursement Agreement, written notice thereof in the form of ANNEX 2 hereto by delivery in person or facsimile transmission (with written confirmation by overnight courier for receipt by the Beneficiary within two (2) Business Days) addressed to the United States Trust Company of New York, at 114 West 47th Street, New York, New York 10036, Attn:
Corporate Trust Department, telephone (212) 852-1034, telecopy (212) 852-1625, at least thirty (30) days prior to termination, whereupon the Beneficiary is authorized to draw on us prior to such termination the Outstanding Amount of this Letter of Credit by presentation to us, in the manner and at the address specified in the fourth preceding paragraph, of a drawing request appropriately completed in the form of ANNEX I hereto and sent and signed by the Beneficiary's authorized officer.

      This Letter of Credit is effective immediately.

      In the event that a drawing request fails to comply with the terms of this Letter of Credit, we shall provide the Beneficiary prompt notice of same stating the reasons therefor and shall upon your instructions hold any non-conforming drawing request and other documents at your disposal or return any non-conforming drawing request and other documents to the Beneficiary at the address set forth above. Upon being notified that the drawing was not effected in compliance with this Letter of Credit, the Beneficiary may attempt to correct such non-complying drawing request in accordance with the terms of this Letter of Credit.

      This Letter of Credit sets forth in full the terms of our undertaking and this undertaking shall not in any way be modified, amended, limited or amplified by reference to any document, instrument or agreement referred to herein, except for the drawing requests and certificates referred to herein.

      This Letter of Credit may be transferred upon presentation to us of a signed transfer certificate in the form of ANNEX 3 accompanied by this Letter of Credit, in which the Beneficiary irrevocably transfers to such transferee all of its rights hereunder, whereupon we agree to either issue a substitute letter of credit to such successor or endorse the reverse of this Letter of Credit.

      Partial drawings under this Letter of Credit are allowed and each such partial drawing shall reduce the amount thereafter available hereunder for drawings under this Letter of Credit. This Letter of Credit shall be reinstated as provided in SECTIONS 2.2(B) and 2.7(B) of the Reimbursement Agreement and we shall so advise the Beneficiary in a certificate in the form of ANNEX 4 hereto. The Outstanding Amount shall be reduced or increased as provided in SECTIONS 2.7(B) and 2.7(C) of the Reimbursement Agreement, subject to reinstatement as provided in the Reimbursement Agreement. In addition, the Outstanding Amount shall be reduced/increased as provided in SECTIONS 2.2(B) and 2.2(C) of the Reimbursement Agreement to the extent that we so advise the Beneficiary pursuant to a certificate in the form of ANNEX 5 hereto.

      All banking charges, including any advising and negotiating bank charges, are for the account of the Applicant.

      All drawing requests under this Letter of Credit must bear the clause:

         "Drawn under Westdeutsche Landesbank Girozentrale, New York Branch, Letter of Credit Number 22703100832WLB dated April 2, 2001."

      This Letter of Credit shall not be amended except with the written concurrence of Westdeutsche Landesbank Girozentrale, New York Branch, the Applicant and the Beneficiary.

      We hereby engage with you that a drawing request drawn strictly in compliance with the terms of this Letter of Credit and amendments thereto shall meet with due honor upon presentation.

      This Letter of Credit is subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication Number 500 (the "UNIFORM Customs"). This Letter of Credit shall be deemed to be a contract made under the laws of the State of New York and shall, as to matters not governed by the Uniform Customs, be governed by and construed in accordance with the laws of such State.

      We irrevocably agree with you that any legal action or proceeding with respect to this Letter of Credit shall be brought in the courts of the State of New York in the County of New York or of the United States of America in the Southern District of New York. By signing this Letter of Credit, we irrevocably submit to the jurisdiction of such courts solely for the purposes of this Letter of Credit. We hereby waive, to the fullest extent permitted by law, any objection we may now or hereafter have to the laying of venue in any such action or proceeding in any such court.

                      [SIGNATURE PAGE TO LETTER OF CREDIT]



WESTDEUTSCHE LANDESBANK GIROZENTRALE,
     NEW YORK BRANCH


______________________________
Authorized signature


______________________________
Authorized signature

                                                                         ANNEX I


        Drawn under Westdeutsche Landesbank Girozentrale, New York Branch
                     Letter of Credit Number 22703100832WLB

                               dated April 2, 2001

                                 DRAWING REQUEST

                                     [Date]



Westdeutsche Landesbank Girozentrale,
     New York Branch
1211 Avenue of the Americas
New York, New York 10036

Attention:  ___________

Ladies and Gentlemen:

            The undersigned hereby draws on Westdeutsche Landesbank Girozentrale, New York Branch, Letter of Credit No. 22703100832WLB Irrevocable Standby Letter of Credit (the "LETTER OF CREDIT") dated April 2, 2001, issued by you in favor of us in connection with that certain Indenture, dated as of May 27, 1999 (as amended, supplemented or modified from time to time, the "INDENTURE"), among Edison Mission Holdings Co. and United States Trust Company of New York, as the Trustee. Any capitalized term used herein and not defined herein shall have its respective meaning as set forth in the Letter of Credit or the Indenture, as applicable.

            In connection with this drawing, we hereby certify that:

A) This drawing in the amount of US$__________ is being made pursuant to Westdeutsche Landesbank Girozentrale, New York Branch, Letter of Credit No. ___________ Irrevocable Standby Letter of Credit issued to the Collateral Agent pursuant to the Reimbursement Agreement;

      [Use at least one or more of the following forms of paragraph B, as applicable]

B) After the transfer of monies on deposit in the Debt Service Reserve Account in respect of the Bonds, there are insufficient monies in the [Accrued Interest Account in respect of the Bonds] [and] [the Principal Account in respect of the Bonds] on the Monthly Transfer Date occurring ______, _____ to pay the [interest] [and] [principal] due on the Bonds pursuant to the Indenture on such date (each capitalized word being used as defined in the Indenture or the Security Deposit Agreement) (whether due on a Monthly Payment Date, at stated maturity, at acceleration or otherwise);

                                       or

B) The long-term debt rating of Westdeutsche Landesbank Girozentrale, New York Branch, has fallen below "A" as determined by Standard & Poor's Ratings Group or "A2" as determined by Moody's Investor Services, Inc. and Edison Mission Holdings Co. has failed to provide us with a substitute letter of credit from another Acceptable Credit Provider or other Acceptable Credit Support within thirty (30) days of such downgrade.

                                       or

B) We have received a Default Notice or an Acceleration Notice and a Default Period exists and is continuing (as each such term is defined in the Intercreditor Agreement), and such notice remains in effect on the date of this drawing and we have been directed by the Required Secured Parties to draw on this Letter of Credit;

                                       or

B) The Stated Expiration Date will occur within thirty (30) days of the date hereof and Edison Mission Holdings Co. has failed to deliver a replacement or renewal letter of credit letter of from another Acceptable Credit Provider or other Acceptable Credit Support and security is still required under the terms of the Security Deposit Agreement and the Indenture.

                                       or

B) You have delivered to us a Notice of Termination of Letter of Credit in the form of Annex 2 to the Letter of Credit stating that the Letter of Credit will terminate prior to the Stated Expiration Date and Edison Mission Holdings Co. has failed to deliver a replacement or renewal letter of credit from another Acceptable Credit Provider or other Acceptable Credit Support prior to such termination date and security is still required under the terms of the Security Deposit Agreement and the Indenture.

C)    The amount requested to be drawn does not exceed the Outstanding Amount;
      and

D) You are directed to make payment of the requested drawing to account no. ________________ at ______________________ [insert bank name, address and account number].

            IN WITNESS WHEREOF, the undersigned has executed and delivered this request on this _____ day of _________________________, ____.



                                    UNITED STATES TRUST COMPANY OF
                                    NEW YORK, as Collateral Agent


                                    By:
                                       ---------------------------------------
                                       Name:
                                       Title:


                                    By:
                                       ---------------------------------------
                                       Name:
                                       Title:

                                                                         ANNEX 2


                    NOTICE OF TERMINATION OF LETTER OF CREDIT

                                     [Date]




United States Trust Company
    of New York, as Collateral Agent
114 West 47th Street
New York, New York 10036

Attn:  Corporate Trust Department

Ladies and Gentlemen:

            Reference is made to Westdeutsche Landesbank Girozentrale, New York Branch, Letter of Credit No. 22703100832WLB Irrevocable Standby Letter of Credit (the "LETTER OF CREDIT") dated April 2, 2001, issued by us in your favor.

            This constitutes our notice to you pursuant to the Letter of Credit that the Letter of Credit shall terminate on ___________, ____ [insert a date which is 30 or more days after the date of this notice of termination] (the "TERMINATION DATE").

            Pursuant to the terms of the Letter of Credit, you are authorized to draw (pursuant to one or more drawings), prior to the Termination Date, on the Letter of Credit in an aggregate amount that does not exceed the Outstanding Amount (as defined in the Letter of Credit).

                                    Very truly yours,

                                    Westdeutsche Landesbank
                                    Girozentrale, NEW YORK BRANCH


                                    By:
                                       ---------------------------------

                                    By:
                                       ---------------------------------

                                                                         ANNEX 3


                          TRANSFER OF LETTER OF CREDIT

                                     [Date]


Westdeutsche Landesbank Girozentrale,
     New York Branch
1211 Avenue of the Americas
New York, New York 10036

Attention:  _____________

Ladies and Gentlemen:

Reference is made to Westdeutsche Landesbank Girozentrale, New York Branch, Letter of Credit No. 22703100832WLB Irrevocable Standby Letter of Credit dated April 2, 2001 originally issued by you in favor of the United States Trust Company of New York, as Collateral Agent (the "LETTER OF CREDIT") in connection with that certain Indenture, dated as of May 27, 1999 (as amended, supplemented or modified from time to time, the "INDENTURE"), among Edison Mission Holdings Co. and United States Trust Company of New York, as Trustee. Any capitalized term used herein and not defined shall have its respective meaning as set forth in the Letter of Credit or in the Indenture, as applicable.

For value received, the undersigned, as beneficiary under the Letter of Credit, hereby irrevocably transfers to __________ (the "TRANSFEREE") all rights of the undersigned to draw under the Letter of Credit in their entirety.

The Transferee is the successor to the Beneficiary, as Collateral Agent under the Intercreditor Agreement, dated as of March 18, 1999, among the Loan Parties named therein, Citicorp USA, Inc., as Administrative Agent, and the United States Trust Company of New York, as Collateral Agent, and all conditions to appointment of such successor set forth in the Intercreditor Agreement have been satisfied.

By this transfer, all rights of the undersigned, as beneficiary under the Letter of Credit, are transferred to the Transferee, and the Transferee shall have the sole rights with respect to the Letter of Credit relating to any amendments thereof and any notices thereunder. All amendments to the Letter of Credit are to be consented to by the Transferee without necessity of any consent of or notice to the undersigned.

Simultaneously with the delivery of this notice to you, copies of this notice are being transmitted to the Transferee.

The Letter of Credit is returned herewith, and we ask you to either issue a substitute letter of credit for the benefit of the Transferee or endorse the transfer on the reverse thereof, and forward it directly to the Transferee with your customary notice of transfer.

                                    Very truly yours,


                                    UNITED STATES TRUST COMPANY OF
                                    NEW YORK, as Collateral Agent

                                    By:
                                       ---------------------------------------
                                       Name:
                                       Title:

                                    By:
                                       ---------------------------------------
                                       Name:
                                       Title:

CONSENTED AND ACKNOWLEDGED BY:

[TRANSFEREE]

By:
   ---------------------------------------
   Name:
   Title:

                                                                         ANNEX 4


               CERTIFICATE OF REINSTATEMENT OF OUTSTANDING AMOUNT

                                     [Date]


United States Trust Company
    of New York, as Collateral Agent
114 West 47th Street
New York, New York 10036

Attn:  Corporate Trust Department

Ladies and Gentlemen:

            Reference is made to Westdeutsche Landesbank Girozentrale, New York Branch, Letter of Credit No. 22703100832WLB Irrevocable Standby Letter of Credit (the "LETTER OF CREDIT") dated April 2, 2001, issued by us in your favor. Any capitalized term used herein and not defined shall have its respective meaning as set forth in the Letter of Credit.

            This constitutes our notice to you pursuant to the Letter of Credit that:

            We have received repayment of a DSR Loan in accordance with the provisions of the Reimbursement Agreement in the amount of $_______, and, pursuant to SECTION 2.7(C) of the Reimbursement Agreement, the Outstanding Amount is therefore increased by such amount to $_______.

                                    Very truly yours,


                                    Westdeutsche Landesbank
                                    Girozentrale, NEW YORK BRANCH


                                    By:
                                       ---------------------------------


                                    By:
                                       ---------------------------------

                                                                         ANNEX 5


                   CERTIFICATE OF CHANGE OF OUTSTANDING AMOUNT

                                     [Date]


United States Trust Company
    of New York, as Collateral Agent
114 West 47th Street
New York, New York 10036

Attn:  Corporate Trust Department

Ladies and Gentlemen:

            Reference is made to Westdeutsche Landesbank Girozentrale, New York Branch, Letter of Credit No. 22703100832WLB Irrevocable Standby Letter of Credit (the "LETTER OF CREDIT") dated April 2, 2001 issued by us in your favor in connection with that certain Indenture, dated as of May 27, 1999 (as amended, supplemented or modified from time to time, the "INDENTURE"), among Edison Mission Holdings Co. and United States Trust Company of New York, as the Trustee. Any capitalized term used herein and not defined shall have its respective meaning as set forth in the Letter of Credit or the Indenture, as applicable.

            This constitutes our notice to you pursuant to the Letter of Credit that we have been advised by the Applicant that:

            The Bond Debt Service Reserve Requirement has been
            [reduced/increased] by the amount of $________. Accordingly, pursuant to SECTION 2.2(B) of the Reimbursement Agreement, the Outstanding Amount is [reduced/increased] by $___________ to $___________ .

                                    Very truly yours,
                                    Westdeutsche Landesbank
                                    Girozentrale, NEW YORK BRANCH


                                    By:
                                       ---------------------------------


                                    By:
                                       ---------------------------------

                                                                       EXHIBIT B


              DEBT SERVICE RESERVE LETTER OF CREDIT PROMISSORY NOTE

$17,675,300                                                 New York, New York
                                                                 April 2, 2001

            FOR VALUE RECEIVED, the undersigned, EDISON MISSION HOLDINGS CO., a California corporation (the "BORROWER"), hereby unconditionally promises to pay to the order of [_______________] (the "BANK") the lesser of (i) the principal sum of SEVENTEEN MILLION SIX HUNDRED SEVENTY FIVE THOUSAND THREE HUNDRED DOLLARS ($17,675,300) and (ii) the aggregate unpaid principal amount of the DSR Loans made by the Bank to the Borrower under the Reimbursement Agreement referred to below, on the dates and in the amounts specified therein.

            The Borrower further promises to pay interest on the unpaid principal amount hereof from time to time outstanding on the dates and at the rates specified in the Reimbursement Agreement (as herein defined). This DSR
Note is hereby expressly limited so that in no contingency or event, whether by reason of acceleration of the maturity of any indebtedness evidenced hereby or otherwise, shall the interest contracted for or charged or received by the Bank exceed the maximum amount permissible under applicable law. If, due to any circumstance whatsoever, interest would otherwise be payable to the Bank in excess of the maximum lawful amount, the interest payable to the Bank shall be reduced to the maximum amount permitted under applicable law, and the amount of interest for any subsequent period, to the extent less than that permitted by applicable law, shall to that extent be increased by the amount of such reduction.

            Each holder hereof is irrevocably authorized to endorse on the schedule attached hereto, or on a continuation thereof, the date each such interest payment is due and the amount of each such interest payment determined in accordance with the Reimbursement Agreement. All such notations shall constitute PRIMA FACIE evidence of the accuracy of the information so recorded and be enforceable against the Borrower with the same force and effect as if such amounts were each set forth in a separate note executed by the Borrower.

            All payments due hereunder shall be made without setoff, counterclaim or deduction of any nature to Westdeutsche Landesbank Girozentrale, New York Branch, as the Agent, at 1211 Avenue of the Americas, New York, New York 10036, in lawful money of the United States of America and in immediately available funds, or at such other place and in such other manner as may be specified by the Agent pursuant to the Reimbursement Agreement.

            Each holder hereof is irrevocably authorized to endorse on the schedule attached hereto, or on a continuation thereof, the date and amount of each DSR Loan made to the Borrower and each payment or prepayment of principal thereof, PROVIDED that the failure of such holder to make, or any error in making, any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Reimbursement Agreement. All such notations shall constitute PRIMA FACIE evidence of the accuracy of the information so recorded and be enforceable against the Borrower with the same force and effect as if such amounts were each set forth in a separate note executed by the Borrower.

            This DSR Note is one of the "DSR Notes" of the Borrower to the Bank referred to in, evidences each DSR Loan made by the Bank to the Borrower under, is subject to the provisions of, and entities its holder to the benefits of, the Debt Service Reserve Letter of Credit and Reimbursement Agreement, dated as of March 30, 2001 (the "REIMBURSEMENT AGREEMENT"), among the Borrower, the Bank and the other banks party thereto, and Westdeutsche Landesbank Girozentrale, New York Branch, as the Issuing Bank and as the Agent for the Bank and such other banks, as the same may be amended, supplemented or otherwise modified from time to time and to which reference is hereby made for a more complete statement of the terms and conditions under which each DSR Loan evidenced hereby is to be made and repaid. Capitalized terms in this DSR Note that are not specifically defined herein shall have the meanings ascribed to them in the Reimbursement Agreement.

            The Reimbursement Agreement provides for, among other things, the acceleration of the maturity of the unpaid principal amount hereof upon the occurrence of certain stated events and for voluntary prepayments in certain circumstances and upon certain terms and conditions. The obligations of the Borrower under the Reimbursement Agreement and this DSR Note are secured by, and the holder hereof is entitled to the benefit of, the Collateral as provided in the Security Documents.

            In addition to any and all costs, fees and expenses for which the Borrower is liable under the Reimbursement Agreement, the Borrower promises to pay all reasonable costs and expenses, including reasonable attorneys' fees and disbursements, incurred in the collection and enforcement hereof or any appeal of any judgment rendered hereon.

            The Borrower hereby expressly waives presentment, protest, demand and dishonor to the fullest extent permitted by applicable law. No failure or delay by any holder of this DSR Note to exercise any right or remedy under this DSR Note or any other document or instrument entered into pursuant to the Reimbursement Agreement shall operate or be construed as a waiver or modification hereof or thereof.

            This DSR Note shall be binding upon the successors and assigns of the Borrower and shall inure to the Bank and its successors, endorsees and assigns. If any term or provision of this DSR Note shall be held invalid, illegal or unenforceable, the validity of all other terms and provisions hereof shall in no way be affected thereby.

            THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

            The Borrower hereby expressly and irrevocably agrees and consents that any suit, action or proceeding arising out of or related to this DSR Note may be instituted in any state or federal court (at the Bank's option) sitting in the County of New York, State of New York, and, by the execution and delivery of this DSR Note, the Borrower expressly waives any objection which it may have now or hereafter to the venue or to the jurisdiction of any such suit, action or proceeding, and irrevocably submits generally and unconditionally to the jurisdiction of any such court in any such suit, action or proceeding.



                                    EDISON MISSION HOLDINGS CO.


                                    By:
                                       ---------------------------------------
                                       Name:
                                       Title:

                                    SCHEDULE



                     Amount                                 Total
                     and Date                              Principal
           Principal   of                  Date   Amount   Amount
           Amount    Principal  Unpaid   Interest   of     of DSR
           of DSR    Paid or   Principal Payment  Interest  Loans       Notation
   Date     Loan     Prepaid    Balance   is Due    Due    Outstanding  Made By
--------------------------------------------------------------------------------

                                                                       EXHIBIT C


                     FORM OF COMMITMENT TRANSFER SUPPLEMENT

            COMMITMENT TRANSFER SUPPLEMENT, dated as of the date set forth in
ITEM I of SCHEDULE I hereto, among each Transferor Bank set forth in ITEM 2 of
SCHEDULE I hereto (each, a "TRANSFEROR BANK"), each Purchasing Bank set forth in
ITEM 3 of SCHEDULE I hereto (each, a "PURCHASING BANK"), and Westdeutsche Landesbank Girozentrale, New York Branch, as the Issuing Bank and as the Agent under the Reimbursement Agreement described below.

                                   WITNESSETH

            WHEREAS, this Commitment Transfer Supplement is being executed and delivered in accordance with SECTION 9.9 of the Reimbursement Agreement, dated as of March 30, 2001, by and among (i) Edison Mission Holdings Co., a California corporation (the "BORROWER"), (ii) Westdeutsche Landesbank Girozentrale, New York Branch, in its capacity as Issuing Bank (the "ISSUING BANK") and as a Bank (as defined below), (iii) Credit Suisse First Boston, New York Branch, as a Bank (as defined below), (iv) each bank or other entity that is, or becomes pursuant to SECTION 9.9 of the Reimbursement Agreement, a party thereto (collectively, the "Banks") and (v) Westdeutsche Landesbank Girozentrale, New York Branch, as agent (in such capacity, together with its successors in such capacity, the "AGENT") (as amended, supplemented or otherwise modified in accordance with the terms thereof from time to time, the "REIMBURSEMENT AGREEMENT"; terms defined therein being used herein as therein defined); and

            WHEREAS, each Purchasing Bank (if it is not already a Bank party to the Reimbursement Agreement) desires to become a Bank party to the Reimbursement Agreement; and

            WHEREAS, each Transferor Bank is selling and assigning to its respective Purchasing Bank, certain rights, obligations and commitments under the Reimbursement Agreement;

            NOW, THEREFORE, the parties hereto hereby agree as follows:

            1. Upon receipt by the Agent of [ ] ([ ]) fully executed originals of this Commitment Transfer Supplement, to each of which is attached a fully completed SCHEDULE I, SCHEDULE II and SCHEDULE III, and each of which has been executed by each Transferor Bank, each Purchasing Bank and any other Person required by the Reimbursement Agreement to execute this Commitment Transfer Supplement, the Agent will transmit to the Borrower, each Transferor Bank and each Purchasing Bank a Transfer Effective Notice, substantially in the form of
SCHEDULE IV hereto (a "TRANSFER EFFECTIVE NOTICE"). Such Transfer Effective Notice shall set forth, INTER ALIA, the date on which the transfer effected by this Commitment Transfer Supplement shall become effective (the "TRANSFER EFFECTIVE DATE"), which date shall be the date hereof. From and after the Transfer Effective Date, each Purchasing Bank shall be a Bank party to the Reimbursement Agreement for all purposes thereof.

            2. Each Purchasing Bank shall pay to each of its respective Transferor Banks an amount equal to the purchase price, as agreed between such Transferor Bank and each such Purchasing Bank and as set forth on SCHEDULE II hereto (the "PURCHASE PRICE"), of the portion being purchased (such Purchasing Bank's "PURCHASED PERCENTAGE") by such Purchasing Bank of the outstanding DSR Loans and other amounts owing to the respective Transferor Bank under the Reimbursement Agreement and the DSR Notes (the "OUTSTANDING OBLIGATIONS"). Each Purchasing Bank shall pay the appropriate Purchase Price to each of its respective Transferor Banks, in immediately available funds, at or before 12:00 noon, local time of the appropriate Transferor Bank, on the first Business Day of the month in which the Transfer Effective Date occurs. Effective upon the Transfer Effective Date, each Transferor Bank hereby irrevocably sells, assigns and transfers to each of its respective Purchasing Banks, without recourse, representation or warranty other than as set forth in SECTION 8 hereof, and each such Purchasing Bank hereby irrevocably purchases, takes and assumes from each of its respective Transferor Banks, such Purchasing Bank's Purchased Percentage of the Commitment, presently outstanding DSR Loans and other amounts owing to each such Transferor Bank under the Reimbursement Agreement and the DSR Notes, together with all instruments, documents and collateral security pertaining thereto.

            3. Each Transferor Bank has made arrangements with each of its respective Purchasing Banks with respect to (a) the portion, if any, to be paid, and the date or dates for payment, by such Transferor Bank to each of its respective Purchasing Banks of any fees heretofore received by such Transferor Bank pursuant to the Reimbursement Agreement prior to the Transfer Effective Date and (b) the portion, if any, to be paid, and the date or dates for payment, by each such Purchasing Bank to each Transferor Bank, or by each such Transferor Bank to each Purchasing Bank, of fees or interest received by each such Purchasing Bank or each such Transferor Bank, as the case may be, pursuant to the Reimbursement Agreement from and after the Transfer Effective Date. Any interest, accrued from and after the Transfer Effective Date, with respect to principal of the DSR Loans for which the Purchase Price has yet to be paid under
SECTION 2 above, shall accrue for the benefit of the appropriate Transferor Bank to the extent of the Adjusted Base Rate and shall accrue for the benefit of the appropriate Purchasing Bank to the extent of the applicable interest rate less the Adjusted Base Rate.

            4. (a) All principal payments that would otherwise be payable from and after the Transfer Effective Date to or for the account of any Transferor Bank pursuant to the Reimbursement Agreement and the DSR Notes shall, instead, be payable to or for the account of the appropriate Transferor Banks and the appropriate Purchasing Banks, as the case may be, in accordance with their respective interests as reflected in this Commitment Transfer Supplement.

            (b) Except as otherwise agreed as set forth in SECTION 3 hereof, all interest, fees and other amounts that would otherwise accrue for the account of any Transferor Bank from and after the Transfer Effective Date pursuant to the Reimbursement Agreement and the DSR Notes shall, instead, accrue for the account of, and be payable to, the appropriate Transferor Banks and the appropriate Purchasing Banks, as the case may be, in accordance with their respective interests as reflected in this Commitment Transfer Supplement. In the event that any amount of interest, fees, or other amounts accruing prior to the Transfer Effective Date was included in the Purchase Price paid by any Purchasing Bank, the appropriate Transferor Bank and such Purchasing Bank will make appropriate arrangements for payment by such Transferor Bank to such Purchasing Bank of such amount upon receipt thereof from the Borrower.

            5. On or prior to the Transfer Effective Date, each Transferor Bank will deliver to the Agent its DSR Note[s]. On or prior to the Transfer Effective Date, the Borrower will deliver to the Agent new DSR Notes for each Purchasing Bank and each Transferor Bank, in each case in principal amounts reflecting, in accordance with the Reimbursement Agreement, their respective "Revised Commitment Percentage" or "New Commitment Percentage," as the case may be and as set forth in SCHEDULE III hereto, of the Commitment or, as appropriate, their then outstanding shares of the Outstanding Obligations (as adjusted pursuant to this Commitment Transfer Supplement). Promptly after the Transfer Effective Date, the Agent will send to each Transferor Bank and Purchasing Bank its new DSR Notes[s] with the superseded DSR Note[s] of each Transferor Bank attached to the new DSR Note[s] (or if more than one new DSR Note, the superseded DSR Note[s] attached to one of such new DSR Note(s) and copies thereof attached to all other new DSR Note).

            6. Concurrently with the execution and delivery hereof, the Transferor Banks will provide to each Purchasing Bank (if it is not already a Bank party to the Reimbursement Agreement) copies of all documents delivered to the Transferor Banks evidencing satisfaction of the conditions precedent set forth in the Reimbursement Agreement.

            7. Each of the parties to this Commitment Transfer Supplement agrees that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Commitment Transfer Supplement.

            8. By executing and delivering this Commitment Transfer Supplement, each Transferor Bank and each of its respective Purchasing Banks confirm to and agree with each other, the Agent, the Issuing Bank and the Banks as follows: (a) other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned hereby free and clear of any adverse claim, each such Transferor Bank makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Reimbursement Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Reimbursement Agreement, the DSR Notes or any other instrument or document furnished pursuant thereto, (b) each such Transferor Bank makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or the performance or observance by the Borrower of any of its obligations under the Reimbursement Agreement, the DSR Notes or any other instrument or document furnished pursuant hereto, (c) each such Purchasing Bank confirms that it has received a copy of the Reimbursement Agreement, together with copies of such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Commitment Transfer Supplement, (d) each such Purchasing Bank will, independently and without reliance upon the Agent, its respective Transferor Banks or any other Bank or the Issuing Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Reimbursement Agreement, (e) each such Purchasing Bank appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Reimbursement

Agreement as are delegated to the Agent by the terms thereof together with such powers as are reasonably incidental thereto and (f) each such Purchasing Bank agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Reimbursement Agreement are required to be performed by it as a Bank.

            9. SCHEDULE III hereto sets forth for each Transferor Bank and each Purchasing Bank the revised Commitment, and/or Commitment Percentage, as the case may be, of each Transferor Bank and each Purchasing Bank, as well as certain administrative information with respect to each Purchasing Bank.

            10. Notwithstanding anything to the contrary in this Commitment Transfer Supplement, if the long-term debt rating of any Purchasing Bank shall, at any time, be less than a rating of A or the equivalent thereof by S&P or A2 or the equivalent thereof by Moody's, then the Issuing Bank may, in its sole and absolute discretion, purchase all or any part (as designated by the Issuing
Bank) of such Purchasing Bank's participating interest hereunder (the "PURCHASED INTERESTS") (which, if in part, may be limited to the Purchasing Bank's participating interest in the rights and obligations of the Issuing Bank under, and in connection with, one or more Debt Service Reserve Letters of Credit, including, without limitation, the obligations to pay the Issuing Bank if it is not reimbursed by the Borrower in immediately available funds for any drawings under such Debt Service Reserve Letter of Credit and to make certain loans, if any, provided to be made under the Reimbursement Agreement in the event of certain drawings under such Debt Service Reserve Letter of Credit, all in accordance with the Reimbursement Agreement) by providing such Purchasing Bank with at least two Banking Days' prior notice of such purchase and making a payment to such Purchasing Bank for all outstanding amounts owing to it hereunder or pursuant to the Reimbursement Agreement in respect of the Purchased Interests on the date of such purchase as set forth in such notice. Upon any such purchase of all of a Purchasing Bank's participating interest hereunder, such Purchasing Bank shall no longer have any rights or obligations as a Purchasing Bank hereunder or as a Bank under the Reimbursement Agreement or under any other instruments or documents furnished pursuant thereto. The Issuing Bank may, in its sole and absolute discretion, retain for its own account and/or sell its interest in all or any portion of the Purchased Interests.

            11. THIS COMMITMENT TRANSFER SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

            12. This Commitment Transfer Supplement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same document.

            13. Execution of this Commitment Transfer Supplement by the Agent as set forth below shall constitute the consent of such Person required pursuant to
SECTION 9.9 of the Reimbursement Agreement.

            IN WITNESS WHEREOF, the parties hereto have caused this Commitment Transfer Supplement to be executed by their respective duly authorized officers on SCHEDULE I hereto as of the date set forth in ITEM I of SCHEDULE I hereto.

                                             SCHEDULE I TO COMMITMENT
                                                  TRANSFER SUPPLEMENT


                          COMPLETION OF INFORMATION AND
                            SIGNATURES FOR COMMITMENT
                               TRANSFER SUPPLEMENT


            Re:   Debt Service Reserve Letter of
                  Credit and Reimbursement Agreement,
                  dated as of March 30, 2001, with
                  EDISON MISSION HOLDINGS CO., as the
                  Borrower.

Item 1               Date of Commitment Transfer       [Insert date of
                     Supplement:                       Commitment Transfer
                                                       Supplement]

Item 2               Transferor:                       [Insert names of
                                                       Transferor Banks]

Item 3               Purchasing Banks:                 [Insert names of
                                                       Purchasing Banks]

Item 4               Signatures of Parties to
                     Commitment Transfer Supplement:


                                    __________________________________________
                                    as a Transferor Bank


                                    By:
                                       ---------------------------------------
                                       Name:
                                       Title:


                                    __________________________________________
                                    as a Purchasing Bank


                                    By:
                                       ---------------------------------------
                                       Name:
                                       Title:


                                    Westdeutsche Landesbank
                                    Girozentrale, New York Branch,
                                    as the Issuing Bank and the
                                    Agent


                                    By:
                                       ---------------------------------------
                                       Name:
                                       Title:

                                                        SCHEDULE I
                                                        (CONTINUED)



                                    By:
                                       ---------------------------------------
                                       Name:
                                       Title:

                                            SCHEDULE II TO COMMITMENT
                                                  TRANSFER SUPPLEMENT


                                 PURCHASE PRICES

                                    Names of
                                 Transfer Banks


===========================================================================================================
Names of                 [Insert name of             [Insert name of              [Insert name of
Purchasing Banks         Transferor Bank]            Transferor Bank]             Transferor Bank]
----------------         ----------------            ----------------             ----------------
-----------------------------------------------------------------------------------------------------------
[Insert name of          $[Insert Purchase Price]    $[Insert Purchase Price]     $[Insert Purchase Price]
Purchasing Bank]
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

===========================================================================================================

                                           SCHEDULE III TO COMMITMENT
                                                  TRANSFER SUPPLEMENT


                 LIST OF LENDING OFFICES, ADDRESSES FOR NOTICES,
                  COMMITMENT AMOUNTS, AND PROPORTIONATE SHARES


      ===================================================================

      NAMES OF TRANSFEROR BANKS         REVISED MAXIMUM COMMITMENT
      -------------------------------------------------------------------
      [              ]                  $
      -------------------------------------------------------------------

      [              ]                  $
      -------------------------------------------------------------------

      -------------------------------------------------------------------

      NAMES OF TRANSFEROR BANKS         REVISED COMMITMENT PERCENTAGE
      -------------------------------------------------------------------

      [              ]                                     %
      -------------------------------------------------------------------

      [              ]                                     %
      -------------------------------------------------------------------

      -------------------------------------------------------------------

      NAMES OF PURCHASING BANKS         NEW MAXIMUM COMMITMENT
      -------------------------------------------------------------------

      [              ]                                     %
      -------------------------------------------------------------------

      -------------------------------------------------------------------

      NAMES OF PURCHASING BANKS         COMMITMENT PERCENTAGE
      -------------------------------------------------------------------

      [              ]                                     %
      ===================================================================

                                                         SCHEDULE III
                                                          (CONTINUED)
                                                           ---------


[NAME OF PURCHASING BANK(S)]
Address for Notices:
Attention:
Telex:
Answerback:
Telephone:
Telecopier:

CLEARING ACCOUNT:

[Insert Acct.  #]

EURODOLLAR LENDING OFFICE:

[Insert Address]

DOMESTIC LENDING OFFICE:

[Insert Address]

                                            SCHEDULE IV TO COMMITMENT
                                                  TRANSFER SUPPLEMENT


                            TRANSFER EFFECTIVE NOTICE

_______________________,___


Transferor Banks: [                     ]

Purchasing Banks: [                     ]

Borrower:  EDISON MISSION HOLDINGS CO.

            The undersigned, as the Agent under the Debt Service Reserve Letter of Credit and Reimbursement Agreement, dated as of March 30, 2001 by and among
(i) Edison Mission Holdings Co., a Delaware limited liability company (the "BORROWER"), (ii) Westdeutsche Landesbank Girozentrale, New York Branch, as Issuing Bank (the "ISSUING BANK"), and the other Banks named therein (collectively, the "BANKS"), and (iii) Westdeutsche Landesbank Girozentrale, New York Branch, as agent for the Banks (the "AGENT") (as amended, supplemented or otherwise modified in accordance with the terms thereof from time to time, the "REIMBURSEMENT AGREEMENT") acknowledge receipt of [ ] ([ ]) copies of the Commitment Transfer Supplement as described in ANNEX I hereto, each fully executed. Terms defined in such Commitment Transfer Supplement are used herein as therein defined.

            1. Pursuant to such Commitment Transfer Supplement, you are advised that the Transfer Effective Date will be the date hereof.

            2. Pursuant to such Commitment Transfer Supplement, each Transferor Bank is required to deliver to the Agent on or before the Transfer Effective Date its DSR Note[s].

            3. Pursuant to such Commitment Transfer Supplement, the Borrower is required to deliver to the Agent on or before the Transfer Effective Date the following DSR Notes:

[Describe each new DSR Note for Transferor Bank and Purchasing Bank as to principal amount and payee.]

            4. Pursuant to such Commitment Transfer Supplement, each Purchasing Bank is required to pay its Purchase Price, in immediately available funds, to the appropriate Transferor Bank at or before 12:00 noon, local time of the appropriate Transferor Bank, on [the first Business Day of the month in which the Transfer Effective Date occurs].

                                    Very truly yours,


                                    Westdeutsche Landesbank
                                    Girozentrale, New York Branch
                                    as the Agent


                                    By:
                                       ---------------------------------
                                       Name:
                                       Title:


                                    By:
                                       ---------------------------------
                                       Name:
                                       Title:

                                                                         ANNEX I


                                 INFORMATION FOR
                         COMMITMENT TRANSFER SUPPLEMENT

            Re:   Debt Service Reserve Letter of
                  Credit and Reimbursement Agreement,
                        dated as of March 30, 2001, with
                  Edison Mission Holdings Co., as the
                  Borrower

Item 1               Date of Commitment Transfer       __________________, ____
                     Supplement:

Item 2               Transferor Banks:                 [                    ]

Item 3               Purchasing Banks:                 [                    ]

                                                                    SCHEDULE III
                                                                     (CONTINUED)

                                                                      Schedule I

      Edison Mission Holdings Co. Filings with the Securities and Exchange
                                   COMMISSION


1.    Form: 10-Q
      Filing Date: November 14, 2000

2.    Form: 10-Q
      Filing Date: August 11, 2000

3.    Form: S-4/A
      Filing Date: June 26, 2000

4.    Form: S-4/A
      Filing Date: June 12, 2000

5.    Form: S-4/A
      Filing Date: April 3, 2000

6.    Form: S-4/A
      Filing Date: March 21, 2000

7.    Form: S-4/A
      Filing Date: February 29, 2000

8.    Form: S-4/A
      Filing Date: February 8, 2000

9.    Form: S-4
      Filing Date: December 3, 1999


                                      D-1